BEAR STEARNS ATLANTA • BOSTON • CHICAGO DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO FRANKFURT • GENEVA • HONG KONG LONDON • PARIS • TOKYO	BEAR, STEARNS & CO. INC. ASSET-BACKED SECURITIES GROUP 383 Madison Avenue New York, N.Y. 10179 ph: (212) 272-2000 fax: (212) 272-7294

New Issue Computational Materials

$ 353,561,000 (Approximate)
Irwin Home Equity Loan-Backed Notes, Series 2005-1

Irwin Home Equity Loan Trust 2005-1
Issuer

Bear Stearns Asset Backed Securities I LLC
Depositor

Irwin Union Bank and Trust Company
Master Servicer

Irwin Home Equity Corporation
Sub-Servicer

June 14, 2005

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS ATLANTA • BOSTON • CHICAGO DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO FRANKFURT • GENEVA • HONG KONG LONDON • PARIS • TOKYO	BEAR, STEARNS & CO. INC. ASSET-BACKED SECURITIES GROUP 383 Madison Avenue New York, N.Y. 10179 ph: (212) 272-2000 fax: (212) 272-7294

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 2 of 49)

$ 353,561,000 (Approximate)

Characteristics of the Offered Notes (a), (b), (c)
--------------- -------------- ------------- ----------- ----------- --------------- ------------- --------------- -----------
                                                                                       Expected        Legal
                  Original                      WAL      Principal      Initial         Final          Final
                  Principal                   to Call     Lockout       Ratings        Payment        Payment      Loan Group
   Class          Balance        Coupon     (years)(d)   (months)   (Moody's/Fitch)   Date (e)         Date
--------------- -------------- ------------- ----------- ----------- --------------- ------------- --------------- -----------
  Class I-A      $78,860,000   Floater          1.82         0          Aaa/AAA       10/25/2013     6/25/2025         I
                                  (f)
 Class II-A-1    $115,941,000  Floater          1.00         0          Aaa/AAA        8/25/2007     6/25/2035         II
                                  (g)
 Class II-A-2    $48,672,000   Fixed (h)        3.00         0          Aaa/AAA        1/25/2010     6/25/2035         II
 Class II-A-3    $46,457,000   Fixed (i)        6.91         0          Aaa/AAA       10/25/2013     6/25/2035         II
  Class M-1      $23,187,000   Fixed (j)        5.49         36          Aa2/AA       10/25/2013     6/25/2035      I and II
  Class M-2      $17,975,000   Fixed (k)        5.45         36           A2/A        10/25/2013     6/25/2035      I and II
  Class B-1      $11,684,000   Fixed (l)        5.43         36        Baa1/BBB+      10/25/2013     6/25/2035      I and II
  Class B-2      $6,291,000    Floater (m)      5.43         36         Baa2/BBB      10/25/2013     6/25/2035      I and II
  Class B-3      $4,494,000    Floater (n)      5.42         36        Baa3/BBB-      10/25/2013     6/25/2035      I and II
--------------- -------------- ------------- ----------- ----------- --------------- ------------- --------------- -----------

        Notes:

(a)	Prepayment Assumptions: HELOC and HELOC125: 40% CPR, 4% Draw Rate; HEL: 2% CPR building to 25% CPR over 12 months; HEL125: 2% CPR building to 18% CPR over 12 months; ARMs: 25% CPR.

(b)	Transaction priced to 10% clean-up call; the first payment date (the "Step-Up Date") occurring after the payment date on which the aggregate outstanding principal balance of the mortgage loans is less than 10% of the aggregate principal balance of the mortgage loans as of the cut-off date, the margin on the Class I-A and Class II-A-1 notes then outstanding will increase to 2.0x the initial margin. On and after the Step-up Date the margin on the Class B-2 and Class B-3 notes will increase to 1.5x the initial margin. On and after the Step-Up Date the coupon on the Class II-A-2, Class II-A-3, Class M-1, Class M-2 and Class B-1 will increase 0.50%.

(c)	The initial note balances shown above are subject to a permitted variance of plus or minus 5%. All information in these tables is based upon a cut-off date of June 1, 2005, a settlement date of June 29, 2005 and collateral as of the statistical cut-off date.

(d)	WAL calculated at the Pricing Prepayment Assumption to the 10% clean-up call.

(e)	The Expected Final Payment Date is based on the Pricing Prepayment Assumption and that the master servicer exercises the 10% clean-up call. Due to losses and prepayments on the mortgage loans, the final payment dates on each class of offered notes may be substantially earlier or later than such dates.

(f)	On any payment date prior to the Step-Up Date, equal to the least of (i) LIBOR plus [0.22]% per annum (or, for any payment on or after the Step-Up Date, LIBOR plus 2x such margin, (ii) the weighted average net mortgage interest rate of the mortgage loans in loan group I, and (iii) [13.00]% per annum.

(g)	On any payment date prior to the Step-Up Date, equal to the least of (i) LIBOR plus [0.11]% per annum (or, for any payment on or after the Step-Up Date, LIBOR plus 2x such margin, (ii) the weighted average net mortgage interest rate of the mortgage loans in loan group II, and (iii) [13.00]% per annum.

(h)	On any payment date prior to the Step-Up Date, equal to a fixed rate equal to 4.330% or, if lower, the weighted average net mortgage interest rate of the mortgage loans.

(i)	On any payment date prior to the Step-Up Date, equal to a fixed rate equal to 4.950% or, if lower, the weighted average net mortgage interest rate of the mortgage loans.

(j)	On any payment date prior to the Step-Up Date, equal to a fixed rate equal to 5.080% or, if lower, the weighted average net mortgage interest rate of the mortgage loans.

(k)	On any payment date prior to the Step-Up Date, equal to a fixed rate equal to 5.380% or, if lower, the weighted average net mortgage interest rate of the mortgage loans.

(l)	On any payment date prior to the Step-Up Date, equal to a fixed rate equal to 5.480% or, if lower, the weighted average net mortgage interest rate of the mortgage loans.

(m)	On any payment date prior to the Step-Up Date, equal to the least of (i) LIBOR plus [1.65]% per annum (or, for any payment on or after the Step-Up Date, LIBOR plus 1.5x such margin, (ii) the weighted average net mortgage interest rate of the mortgage loans, and (iii) [13.00]% per annum.

(n)	On any payment date prior to the Step-Up Date, equal to the least of (i) LIBOR plus [2.00]% per annum (or, for any payment on or after the Step-Up Date, LIBOR plus 1.5x such margin, (ii) the weighted average net mortgage interest rate of the mortgage loans, and (iii) [13.00]% per annum.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 3 of 49)

Issuer	Irwin Home Equity Loan Trust 2005-1.

Offered Notes	The Class I-A, Class II-A-1, Class II-A-2 and Class II-A-3 notes (together, the "Class A notes"), Class M-1 notes and Class M-2 notes (together, the "Class M notes") , the Class B-1 notes, Class B-2 notes and the Class B-3 notes (together, the "Class B notes").

Depositor	Bear Stearns Asset Backed Securities I LLC.

Originator and master servicer	Irwin Union Bank and Trust Company.

Subservicer	Irwin Home Equity Corporation.

Owner trustee	Wilmington Trust Company.

Indenture trustee	US Bank, National Association.

Mortgage loans	Mortgage loans consisting of (i) adjustable-rate home equity lines of credit with combined loan-to-value ratios generally up to 100% ("HELOCs"), (ii) adjustable-rate home equity lines of credit with combined loan-to-value ratios generally up to 125% ("HELOC125s"), (iii) closed-end, fixed-rate home equity loans with combined loan-to-value ratios generally up to 100% ("HELs"), (iv) closed-end, fixed-rate home equity loans with combined loan-to-value ratios generally up to 125% ("HEL125s") and (v) adjustable-rate first lien mortgage loans with initial fixed rate period ("ARMs"). The Depositor will acquire the mortgage loans from Irwin Union Bank and Trust Company on or prior to the closing date. Along with the mortgage loans to be acquired by the trust on the closing date, prior to [June 25, 2010], the issuer will also purchase from Irwin Union Bank and Trust Company additional draws on previously acquired home equity lines of credit.

Statistical calculation date	The close of business on April 30, 2005.

Cut-off date	The open of business on June 1, 2005.

Closing date	On or about June 29, 2005.

Payment dates	Beginning in July 2005 on the 25th day of each month or, if the 25th day is not a business day, on the next business day.

Form of offered notes	Book-entry form, same day funds through DTC, Clearstream or Euroclear.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 4 of 49)

The Notes

Senior notes:	The Class A notes and the variable funding notes.

Group I notes:	The Class I-A and the variable funding notes.

Group II notes:	The Class II-A-1, Class II-A-2 and the Class II-A-3 notes.

Subordinate notes:	The Class M notes and the Class B notes.

Offered notes:	The senior notes (not including the variable funding notes) and the subordinate notes.

The Variable Funding Notes
In addition to the offered notes, the trust will also issue the Irwin Home Equity Loan Trust Variable Funding Notes, Series 2005-1. The variable funding notes will not be offered hereby. The variable funding notes will have a variable funding balance of $0 on the closing date. Any information concerning the variable funding notes included herein is only included to provide you with a better understanding of the offered notes.

During the managed amortization period, if principal collections from loan group I are insufficient to fund all of the additional balances on the home equity lines of credit arising during the related collection period, the variable funding balance will be increased by the shortfall.

The Certificates
The trust will also issue Irwin Home Equity Loan Trust Certificates, Series 2005-1, which will not be offered hereby. Any information concerning the certificates included herein is only included to provide you with a better understanding of the offered notes. The certificates will be subordinated to the offered notes and the variable funding notes. The certificates will be issued pursuant to the trust agreement and will represent the beneficial ownership interests in the trust.

The Trust
The depositor will establish Irwin Home Equity Loan Trust 2005-1, a Delaware statutory trust. The trust will be established pursuant to a trust agreement, dated as of June [25], 2005, between the depositor and the owner trustee. The trust will issue the notes pursuant to an indenture dated as of June [25], 2005, between the issuer and the indenture trustee. The assets of the trust will include:

•	the scheduled principal balance of the mortgage loans as of the cut-off date; and

•	certain additions to the home equity lines of credit as a result of draws or new advances of money made pursuant to the applicable loan agreement after the cut-off date.

The unpaid principal balance of a home equity line of credit on any day will be equal to:

•	its cut-off date balance,

•	plus any additional balances relating to that home equity line of credit sold to the issuer and acquired by the trust before that day,

•	minus all collections credited against the principal balance of that home equity line of credit in accordance with the related loan agreement after the cut-off date.

The principal balance of a liquidated home equity line of credit or a closed-end home equity loan after the final recovery of related liquidation proceeds will be zero.

In addition to the mortgage loans conveyed to the trust on the closing date, the property of the trust will include cash on deposit in certain accounts and collections on the mortgage loans.

Prior to either the Group I notes in the aggregate or the Group II notes in the aggregate being reduced to zero, principal collections on the mortgage loans from a loan group will not be applied to principal payments on the senior notes related to the other loan group. As a result, principal collections on the mortgage loans in loan group I will be applied only to principal payments on the Group I notes and the subordinate notes, and principal collections on the mortgage loans in loan group II will be applied only to principal payments on the Group II notes and the subordinate notes.

Mortgage Loan Groups
The mortgage loans assigned and transferred to the issuer and pledged to the indenture trustee as of the closing date will be divided into two loan groups.

The statistical information presented in these computational materials reflects the pool of mortgage loans as of the statistical calculation date.

Loan group I will include mortgage loans which consist of (i) adjustable-rate home equity lines of credit with combined loan-to-value ratios generally up to 100% and (ii) adjustable-rate home equity lines of credit with combined loan-to-value ratios generally over 100% and generally up to 125% in each case secured by first, second or more junior mortgages or deeds of trust on residential properties.

Loan group II will include mortgage loans which consist of (i) fixed-rate, closed-end home equity loans with combined loan-to-value ratios generally up to 100% and (ii) fixed-rate, closed-end home equity loans with combined loan-to-value ratios generally over 100% and generally up to 125%, secured in both cases by first, second or more junior mortgages or deeds of trust on residential properties, and (iii) adjustable-rate first lien mortgage loans with initial fixed rate period ("ARMs").

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 5 of 49)

With respect to each mortgage loan in a loan group that has a prepayment charge feature, the master servicer’s and the subservicer’s business practices are to enforce the prepayment charge features, subject to waiver at their option for reasonable and prudent business purposes.

Interest Payments
Interest payments on each class of the offered notes will be made monthly on each payment date, beginning in July 2005, at the respective note rates described above. Interest on the senior notes is paid senior in priority to interest on the subordinate notes.

All interest payments on the notes for any payment date will be allocated to the notes based on their respective interest accruals.

The note rate on the variable funding notes for any payment date is expected to equal the note rate on the Class I-A notes for the related interest period.

To the extent the note rates of the offered notes are limited by the applicable weighted average net mortgage interest rates of the mortgage loans, these notes may receive interest up to the applicable LIBOR rate, or fixed rate, as applicable, as an interest carry-forward amount on subsequent payment dates. Notwithstanding such carry-forward, the interest rate on the floating rate notes is subject to a maximum rate.

Principal Payments
All principal payments made to the holders of the senior notes on each payment date from whatever source will be distributed concurrently to (a) the Group I notes in the aggregate and (b) the Group II notes in the aggregate, in each case in proportion to the percentage of the principal collections (net of principal collections from loan group I used to purchase additional balances for loan group I) derived from the related loan group (with respect to which any related notes are outstanding) for that payment date, until the principal balances of the Group I notes in the aggregate and the Group II notes in the aggregate have been reduced to zero.

After either the Group I notes in the aggregate or the Group II notes in the aggregate are reduced to zero, all principal payments allocated to the senior notes will be distributed to the remaining class of senior notes to the extent necessary to pay principal due on that class.

On each payment date during the managed amortization period, principal collections on the mortgage loans in loan group I may be used to fund additional balances created during the related collection period. This will reduce the net principal collections as well as total principal collections. The managed amortization period will be the period beginning on the closing date and ending on the earlier of June 25, 2010 and the occurrence of an amortization event.

Payments of principal will be paid to the Class I-A notes and the variable funding notes pro rata based on their outstanding principal balance and variable funding balance, respectively, until paid in full.

Payments of principal to the Class II-A-1, Class II-A-2 and Class II-A-3 notes will be paid sequentially.

Because principal payments on the senior notes in respect of liquidation loss amounts and overcollateralization increase amounts will be allocated between the Group I and Group II notes in proportion to the principal collections (net of principal collections used to purchase additional balances for the applicable loan group) for the related loan group, and not in proportion to the amount of liquidation loss amounts on the mortgage loans in the related loan group or the overcollateralization increase amount derived from that loan group, excess interest collections from one loan group may be applied on any payment date to make principal payments to the senior notes corresponding to another loan group.

In no event will principal payments on a class of offered notes on any payment date exceed the related principal balance (or the variable funding balance in the case of the variable funding notes) on that payment date.

For at least 36 months after the closing date, all principal payments will be distributed to the senior notes and no principal payments will be distributed to the subordinate notes, unless the principal balances of all of the senior notes have been reduced to zero. In addition, if on any payment date certain loss or delinquency tests are not satisfied, amounts otherwise payable to the subordinate notes with respect to principal will be paid to the senior notes, and the subordinate notes will receive no distributions of principal on that payment date.

On the related legal final payment date, principal will be due and payable on the offered notes in an amount equal to the related principal balance remaining outstanding on that payment date.

The payment of principal to the subordinate notes after the step-down date is subject to the following loss and delinquency tests:

•	satisfaction of a cumulative liquidation loss amount test such that the fraction (expressed as a percentage) of cumulative liquidation loss amounts as of the respective payment date divided by the initial aggregate principal balance of the mortgage loans as of the cut-off date is less than or equal to the percentage set forth below for the related collection period specified below:

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 6 of 49)

           Collection       Cumulative liquidation
           Period           loss amount percentage
           ---------------- -----------------------------
           36 - 48           8.75%
           49 - 60          11.25%
           61 - 72          12.50%
           73+              13.25%; and
•	satisfaction of a delinquency test such that the three-month rolling average of the aggregate principal balance of the mortgage loans that are 60 days or more delinquent (including all mortgage loans that are in foreclosure and mortgage loans for which the related mortgaged property constitutes REO property, but excluding liquidated mortgage loans) in the payment of principal and interest divided by the aggregate principal balance of all of the mortgage loans as of the cut-off date, is less than 18.40% of the senior enhancement percentage, which percentage is computed for each payment date as the principal balance of the mortgage loans minus the aggregate principal balance of the senior notes divided by the principal balance of the mortgage loans.

Priority of Payments on the Notes
Payments of principal and interest on the mortgage loans will be collected each month. After retaining its master servicing fee and other ancillary fees together with any amounts that reimburse the master servicer or the subservicer for reimbursable expenses, the master servicer will forward all collections on such mortgage loans to the indenture trustee monthly to be distributed on each payment date. These amounts, minus any certain expenses reimbursable to the indenture trustee, will be allocated as follows:

•	first, to pay any prepayment charges to the holders of the certificates;

•	second, to pay accrued and unpaid interest due on the principal balances of the notes at their respective note rates as follows:

•	(i) to the senior notes on a pro rata basis in accordance with the amount of accrued interest due thereon;

•	(ii) to the Class M-1 notes;

•	(iii) to the Class M-2 notes;

•	(iv) to the Class B-1 notes;

•	(v) to the Class B-2 notes; and

•	(vi) to the Class B-3 notes;

•	third, to pay as principal on each class of notes until the related principal balance thereof has been reduced to zero, the Principal Distribution Amount for the payment date, in the following order of priority:

•	(i) the Senior Principal Distribution Amount to the senior notes, in the order described above under "Principal Payments";

•	(ii) the Class M-1 Principal Distribution Amount to the Class M-1 notes;

•	(iii) the Class M-2 Principal Distribution Amount to the Class M-2 notes;

•	(iv) the Class B-1 Principal Distribution Amount to the Class B-1 notes;

•	(iv) the Class B-2 Principal Distribution Amount to the Class B-2 notes; and;

•	(v) the Class B-3 Principal Distribution Amount to the Class B-3 notes;

•	fourth, to pay as principal on each class of notes until the related principal balance thereof has been reduced to zero, the Liquidation Loss Distribution Amount for that payment date, in the following order of priority:

•	(i) to the senior notes, in the order described above under "Principal Payments";

•	(ii) to the Class M-1 notes;

•	(iii) to the Class M-2 notes;

•	(iv) to the Class B-1 notes;

•	(v) to the Class B-2 notes; and

•	(vi) to the Class B-3 notes;

•	fifth, to pay as principal on each class of notes until the related principal balance thereof has been reduced to zero, the Overcollateralization Increase Amount for that payment date, in the following order of priority:

•	(i) to the senior notes, in the order described above under "Principal Payments";

•	(ii) to the Class M-1 notes;

•	(iii) to the Class M-2 notes;

•	(iv) to the Class B-1 Notes;

•	(v) to the Class B-2 notes; and

•	(vi) to the Class B-3 notes;

•	sixth, to pay the indenture trustee and the administrator any unpaid expenses and other reimbursable amounts owed to the indenture trustee and the administrator;

•	seventh, to pay the holders of the notes, in the order described in clause second above, any unpaid interest carry-forward amounts, together with interest thereon; and

•	eighth, any remaining amounts to the holders of the certificates.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 7 of 49)

Credit Enhancement
The credit enhancement provided for the benefit of the offered notes and the variable funding note consists of:

Excess Spread. The weighted average mortgage loan rate is generally expected to be higher than the sum of (a) the master servicing fee and the trustee fee and (b) the weighted average note rate. On each payment date, excess spread generated during the related collection period will be available to cover losses and build overcollateralization.

A projection of excess spread before losses can be found later in these materials. No assurance can be given that the excess spread generated by the mortgage loans will be equal to or greater than the amount of excess spread set forth in the projection.

Overcollateralization. Excess interest on the mortgage loans that is not needed to cover losses on the mortgage loans will be used to make additional principal payments on the offered notes, until the aggregate principal balance of the mortgage loans exceeds the aggregate principal balance of the offered notes and the variable funding balance of the variable funding notes by a specified amount. This excess principal will represent overcollateralization, which will absorb losses on the mortgage loans, to the extent of the overcollateralization, if the losses are not covered by excess interest. If the level of overcollateralization falls below what is required, the excess interest described above will be paid to the offered notes as principal, until the required level of overcollateralization for the offered notes is reached again.

OC Initial: OC Target:	1.65% of the initial mortgage loan balance

Prior to the Stepdown Date, 5.10% of the initial mortgage loan balance and on or after the Stepdown Date, the lesser of (a) 10.20% of the current mortgage loan balance and (b) 5.10% of the initial mortgage loan balance.

Subordination. To the extent no overcollateralization exists, losses on the mortgage loans during the related collection period in excess of amounts available to be paid on that payment date pursuant to clause fourth above under "Priority of Payments on the Notes" will be allocated in full to the first class of notes listed below with a principal balance greater than zero:

•	Class B-3 notes;

•	Class B-2 notes;

•	Class B-1 notes;

•	Class M-2 notes; and

•	Class M-1 notes.

When this occurs, the principal balance of the class of subordinate notes to which the loss is allocated is reduced, without a corresponding payment of principal.

If none of the subordinate notes remains outstanding, losses will be allocated among the remaining senior notes in proportion to their remaining principal balances.

Initial subordination for each class of notes is as follows:

Class A Class M-1 Class M-2 Class B-1 Class B-2 Class B-3	19.35% 12.90% 7.90% 4.65% 2.90% 1.65%

Legal Investment
The offered notes will not be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. You should consult your legal advisors in determining whether and to what extent the offered notes constitute legal investments for you.

Optional Redemption
The master servicer may, at its option repurchase all, but not less than all, of the mortgage loans on any payment date on which the aggregate outstanding principal balance of the mortgage loans (after applying payments received in the related collection period) is less than 10% of the aggregate scheduled principal balance of the mortgage loans as of the cut-off date. If the master servicer exercises the optional redemption, the purchase price it will pay for the mortgage loans will equal the lesser of (a) the outstanding principal balance of the mortgage loans and (b) the fair market value of the mortgage loans.

Notwithstanding the foregoing, the optional repurchase of the mortgage loans by the the master servicer may occur only if the purchase price for the mortgage loans equals or exceeds the sum of all accrued and unpaid interest (including interest carry-forward amounts) and the outstanding principal balance of the notes.

An exercise of the optional redemption will cause the aggregate outstanding principal balance of the offered notes to be paid in full sooner than it otherwise would have been paid.

Optional Purchase
The originator will have the option to purchase, at any time, five mortgage loans in each loan group at a purchase price equal to the outstanding principal balance of the mortgage loans purchased plus accrued interest. An exercise of this optional purchase will cause a prepayment of principal on the offered notes.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 8 of 49)

Ratings
When issued, the offered notes will receive the ratings indicated in the chart above. A security rating is not a recommendation to buy, sell or hold a security and is subject to change or withdrawal at any time by the assigning rating agency. The ratings also do not address the rate of principal prepayments on the mortgage loans or the likelihood of the payment of any interest carry-forward amounts. The rate of prepayments, if different than originally anticipated, could adversely affect the yield realized by holders of the offered notes.

ERISA Considerations
Subject to important considerations, the depositor expects that persons investing assets of employee benefit plans or individual retirement accounts may purchase the offered notes. Plans should consult with their legal advisors before investing in the offered notes.

Tax Status
For federal income tax purposes, the offered notes will be treated as debt. The trust itself will not be subject to tax.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 9 of 49)

"Class B-1 Principal Distribution Amount" means, with respect to any Payment Date prior to the Step-down Date or on or after the Step-down Date if the Loss and Delinquency Tests have not been satisfied, the remaining Principal Distribution Amount for such Payment Date after the distribution of the Senior, Class M-1 and Class M-2 Principal Distribution Amounts. With respect to any other Payment Date on or after the Step-down Date if the Loss and Delinquency Tests have been satisfied, an amount (but only up to the remaining Principal Distribution Amount for such Payment Date after the distribution of the Senior, Class M-1 and Class M-2 Principal Distribution Amounts) equal to (i) the sum of (a) the aggregate Note Balance of the Senior Notes, Class M-1 and Class M-2 Notes as of such Payment Date after any distributions on such Notes and (b) the Note Balance of the Class B-1 Notes as of such Payment Date before any distributions thereon minus (ii) the lesser of (x) 83.80% of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (y) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period less the Overcollateralization Floor.

"Class B-2 Principal Distribution Amount" means, with respect to any Payment Date prior to the Step-down Date or on or after the Step-down Date if the Loss and Delinquency Tests have not been satisfied, the remaining Principal Distribution Amount for such Payment Date after the distribution of the Senior, Class M-1, Class M-2 and Class B-1 Principal Distribution Amounts. With respect to any other Payment Date on or after the Step-down Date if the Loss and Delinquency Tests have been satisfied, an amount (but only up to the remaining Principal Distribution Amount for such Payment Date after the distribution of the Senior, Class M-1, Class M-2 and Class B-1 Principal Distribution Amounts) equal to (i) the sum of (a) the aggregate Note Balance of the Senior Notes, Class M-1 Notes, Class M-2 and Class B-1 Notes as of such Payment Date after any distributions on such Notes and (b) the Note Balance of the Class B-2 Notes as of such Payment Date before any distributions thereon minus (ii) the lesser of (x) 87.30% of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (y) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period less the Overcollateralization Floor.

"Class B-3 Principal Distribution Amount" means, with respect to any Payment Date prior to the Step-down Date or on or after the Step-down Date if the Loss and Delinquency Tests have not been satisfied, the remaining Principal Distribution Amount for such Payment Date after the distribution of the Senior, Class M-1, Class M-2, Class B-1 and Class B-2 Principal Distribution Amounts. With respect to any other Payment Date on or after the Step-down Date if the Loss and Delinquency Tests have been satisfied, an amount (but only up to the remaining Principal Distribution Amount for such Payment Date after the distribution of the Senior, Class M-1, Class M-2, Class B-1 and Class B-2 Principal Distribution Amounts) equal to (i) the sum of (a) the aggregate Note Balance of the Senior Notes, Class M-1 Notes, Class M-2 Notes , Class B-1 and Class B-2 Notes as of such Payment Date after any distributions on such Notes and (b) the Note Balance of the Class B-3 Notes as of such Payment Date before any distributions thereon minus (ii) the lesser of (x) 89.80% of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (y) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period less the Overcollateralization Floor.

"Class M-1 Principal Distribution Amount" means, with respect to any Payment Date prior to the Step-down Date or on or after the Step-down Date if the Loss and Delinquency Tests have not been satisfied, the remaining Principal Distribution Amount for such Payment Date after the distribution of the Senior Principal Distribution Amount. With respect to any other Payment Date on or after the Step-down Date if the Loss and Delinquency Tests have been satisfied, an amount (but only up to the remaining Principal Distribution Amount for such Payment Date after the distribution of the Senior Principal Distribution Amount) equal to (i) the sum of (a) the Note Balance of the Senior Notes as of such Payment Date after any distributions thereon and (b) the Note Balance of the Class M-1 Notes as of such Payment Date before any distributions thereon minus (ii) the lesser of (x) 67.30% of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (y) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period less the Overcollateralization Floor.

"Class M-2 Principal Distribution Amount" means, with respect to any Payment Date prior to the Step-down Date or on or after the Step-down Date if the Loss and Delinquency Tests have not been satisfied, the remaining Principal Distribution Amount for such Payment Date after the distribution of the Senior and Class M-1 Principal Distribution Amounts. With respect to any other Payment Date on or after the Step-down Date if the Loss and Delinquency Tests have been satisfied, an amount (but only up to the remaining Principal Distribution Amount for such Payment Date after the distribution of the Senior and Class M-1 Principal Distribution Amounts) equal to (i) the sum of (a) the aggregate Note Balance of the Senior Notes and Class M-1 Notes as of such Payment Date after any distributions on such Notes and (b) the Note Balance of the Class M-2 Notes as of such Payment Date before any distributions thereon minus (ii) the lesser of (x) 77.30% of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (y) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period less the Overcollateralization Floor.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 10 of 49)

"Excess Spread" means, with respect to any Payment Date, Interest Collections minus the amount paid on that Payment Date under clauses first and second under "Priority of Payments on the Notes" above.

"Interest Collections" means, with respect to any Payment Date, the sum of all payments by or on behalf of Mortgagors and any other amounts constituting interest (including such portion of Insurance Proceeds, Liquidation Proceeds and Repurchase Prices as is allocable to interest on the applicable Mortgage Loan as are paid by the Master Servicer in respect of Mortgage Loans or is collected by the Master Servicer under the Mortgage Loans, reduced by (i) the Servicing Fee for the Mortgage Loans for the related Collection Period and (ii) by any late fees, assumption fees, other administrative fees, release fees, bad check charges and other similar servicing related fees paid by Mortgagors with respect to Mortgage Loans during such Collection Period). The terms of the related mortgage documents shall determine the portion of each payment in respect of such Mortgage Loan that constitutes principal and interest, respectively.

"Liquidated Mortgage Loan" means a defaulted Mortgage Loan as to which the Master Servicer has determined that all amounts that it expects to recover on such Mortgage Loan have been recovered (exclusive of any possibility of a deficiency judgment).

"Liquidation Loss Amount" means, with respect to any Payment Date and any Liquidated Mortgage Loan, the unrecovered Principal Balance thereof at the end of the related Collection Period in which such Mortgage Loan became a Liquidated Mortgage Loan, after giving effect to the Liquidation Proceeds in connection therewith.

"Liquidation Loss Distribution Amount" means, with respect to any Payment Date, an amount equal to any Liquidation Loss Amounts incurred on the Mortgage Loans during the related Collection Period, plus any Liquidation Loss Amounts incurred on the Mortgage Loans remaining undistributed from any previous Payment Date. Any Liquidation Loss Amounts on the Mortgage Loans remaining undistributed from any previous Payment Date will not be required to be paid as a Liquidation Loss Distribution Amount to the extent that such Liquidation Loss Amounts were paid by means of a payment from collections on the Mortgage Loans or were reflected in a reduction of the Overcollateralization Amount or a reduction in the Subordinate Notes.

"Managed Amortization Period" means the period beginning on the Closing Date and ending on the earlier of (i) June 25, 2010 and (ii) the occurrence of an Amortization Event.

"Note Balance" means the Offered Note Balance and/or the Variable Funding Balance, as the context requires.

"Offered Note Balance" means as of any date of determination and with respect to each class of Offered Notes, the principal balance of such class of Offered Notes on the Closing Date less any amounts actually distributed as principal thereon on all prior Payment Dates and the Liquidation Loss Amounts, if any, actually allocated in reduction thereof on all prior Payment Dates and not previously reimbursed.

"Overcollateralization Amount" means, with respect to any Payment Date, the excess, if any, of (x) the aggregate Principal Balance of all Mortgage Loans as of the close of business on the last day of the related Collection Period, over (y) the aggregate Note Balance of the Offered Notes and the Variable Funding Balance, after taking into account the payment of the Principal Distribution Amount and Liquidation Loss Amounts for that Payment Date.

"Overcollateralization Floor" means an amount equal to approximately $1,797,462, which is approximately 0.50% of the initial aggregate pool balance as of the Cut-Off Date.

"Overcollateralization Increase Amount" means, with respect to any Payment Date, the amount, if any, necessary to be applied on that Payment Date to increase the Overcollateralization Amount to the Overcollateralization Target Amount.

"Overcollateralization Release Amount" means, with respect to any Payment Date, an amount equal to the lesser of (i) the excess, if any, of the Overcollateralization Amount over the Overcollateralization Target Amount, before taking into account the payment of the Principal Distribution Amount for such Payment Date, and (ii) the Principal Collections for such Payment Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 11 of 49)

"Overcollateralization Target Amount" means, as to any Payment Date prior to the Step-down Date, an amount equal to 5.10% of the initial aggregate pool balance. On or after the Step-down Date, the Overcollateralization Target Amount for any Payment Date will be equal to the lesser of (a) the Overcollateralization Target Amount as of the initial Payment Date and (b) 10.20% of the current aggregate pool balance (after applying payments received in the related Collection Period), but not lower than the Overcollateralization Floor; provided, however, that the scheduled reduction to the Overcollateralization Target Amount shall not be made as of any Payment Date unless the Loss and Delinquency Tests are satisfied; and provided, further, that the Overcollateralization Target Amount for any Payment Date may be reduced with the prior written consent of the Rating Agencies.

"Principal Collections" means, with respect to any Payment Date, the aggregate of the following amounts:

(i) the total amount of payments made by or on behalf of the related Mortgagors, received and applied as payments of principal on the Mortgage Loans during the related Collection Period, as reported by the Master Servicer or the related Subservicer;

(ii) any Liquidation Proceeds allocable as a recovery of principal received in connection with the Mortgage Loans during the related Collection Period;

(iii) if such Mortgage Loan (or Mortgage Loans) was repurchased by the Originator during the related Collection Period, 100% of the Principal Balance thereof as of the date of such repurchase; and

(iv) other amounts received as payments on or proceeds of the Mortgage Loans during the related Collection Period, to the extent applied in reduction of the Principal Balance thereof.

"Principal Distribution Amount" means, with respect to any Payment Date, an amount equal to (i) the total Principal Collections, minus (ii) any Overcollateralization Release Amount, and minus (iii) during the Managed Amortization Period, Principal Collections used by the Trust to acquire Additional Balances during the related Collection Period.

"Senior Enhancement Percentage" means, with respect to any Payment Date, the percentage obtained by dividing:

•	the excess of (a) the aggregate Principal Balance of the Mortgage Loans as of the first day of the related Collection Period over (b) the aggregate Note Balance of the Senior Notes immediately prior to such Payment Date, by

•	the aggregate Principal Balance of the Mortgage Loans as of the first day of the related Collection Period.

"Senior Principal Distribution Amount" means, with respect to any Payment Date prior to the Step-down Date or on or after the Step-down Date if the Loss and Delinquency Tests have not been satisfied, the Principal Distribution Amount for such Payment Date. With respect to any other Payment Date on or after the Step-down Date if the Loss and Delinquency Tests have been satisfied, an amount (but only up to the Principal Distribution Amount for such Payment Date) equal to (i) the Note Balance of the Senior Notes as of such Payment Date before any distributions thereon minus (ii) the lesser of (x) 54.40% of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (y) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period less the Overcollateralization Floor.

"Step-down Date" means the first Payment Date occurring after the Payment Date in June 2008 as to which the aggregate Senior Note Balance (after taking into account the payment of the Class A Principal Distribution Amount on such Payment Date) will be reduced on such Payment Date (such determination to be made by the Master Servicer prior to the Indenture Trustee making actual distributions on such Payment Date) to an amount equal to or less than the excess, if any, of (a) the aggregate Principal Balance of the Mortgage Loans as of the close of business on the last day of the related Collection Period over (b) the greater of (x) approximately 10.20% of the aggregate Principal Balance of the Mortgage Loans as of the close of business on the last day of the related Collection Period, and (y) 5.10% of the initial aggregate pool balance; provided that the Loss and Delinquency Tests have been satisfied.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 12 of 49)

"Variable Funding Balance" means, with respect to any Payment Date and the Variable Funding Notes, the Aggregate Balance Differential immediately prior to such Payment Date reduced by all distributions of principal on the Variable Funding Notes prior to such Payment Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 13 of 49)

Collateral Overview

Irwin Home Equity Loan Trust 2005-1 will consist of two groups of mortgage loans, Loan Group I and Loan Group II.

Loan Group I will consist of (i) adjustable-rate home equity lines of credit, with combined loan-to-value ratios up to 100% secured by first or second mortgages or deeds of trust on residential properties; and (ii) adjustable-rate home equity lines of credit, with combined loan-to-value ratios up to 125% secured by second mortgages or deeds of trust on residential properties.

                                                                         Percent of Aggregate
                                                                            Principal Balance
                               Number of          Unpaid Balance of     Outstanding as of the
Program Type              Mortgage Loans             Mortgage Loans    Statistical Calc. Date
----------------------------------------------------------------------------------------------
HELOC                                559             $34,905,729.29                     44.26%
HELOC125                             736              43,954,468.16                     55.74
----------------------------------------------------------------------------------------------
Total:                             1,295             $78,860,197.45                   100.00%
----------------------------------------------------------------------------------------------

Loan Group II will include fixed-rate mortgage loans which consist of (i) closed-end loans with combined loan-to-value ratios up to 100% secured by first mortgages or deeds of trust on residential properties; (ii) closed-end home equity loans with combined loan-to-value ratios generally up to 100% secured by first or second mortgages or deeds of trust on residential properties; and (iii) closed-end home equity loans with combined loan-to-value ratios generally up to 125% secured by second mortgages or deeds of trust on residential properties.

                                                                         Percent of Aggregate
                                                                            Principal Balance
                               Number of          Unpaid Balance of     Outstanding as of the
Program Type              Mortgage Loans             Mortgage Loans    Statistical Calc. Date
-----------------------------------------------------------------------------------------------------------
FIRST                                 46              $6,821,923.18                     2.43%
HEL                                2,146             109,285,621.99                     38.94
HEL125                             3,031             164,524,652.37                     58.63
------------------------------------------------------------------------------------------------
Total:                             5,223            $280,632,197.54                   100.00%
-----------------------------------------------------------------------------------------------------------

Approximately 15.73% of the Group II Mortgage Loans and approximately 12.28% of the total mortgage loans were acquired by Irwin Home Equity from Countrywide Home Loans, Inc.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 14 of 49)

Group I Collateral Summary

Combined Group I (HELOC/HELOC 125)

----------------------------------------------------------------------------- ------------------------
Total Number of Loans:                                                                          1,295
Total Outstanding Loan Balance:                                                        $78,860,197.45
Average Loan Principal Balance:                                                            $60,895.91
WA Coupon:                                                                                     10.384%
                                                                      Index:                    Prime
                                                                      Reset:                  Monthly
WA Margin:                                                                                      4.832%
WA Utilization:                                                                                94.544%
WA Remaining Term to Maturity (months):                                                           235
WA Original Term to Stated Maturity (months):                                                     240
WA FICO(1):                                                                                       694
WA LTV                                                                                          35.86%
WA CLTV:                                                                                       107.64%
WA Debt-to-Income(2):                                                                           40.53%
WA Remaining Draw Period (months):                                                                113

Lien Position:                                                           1st:                    7.50%
                                                                        2nd:                   92.50%

Property Type:                                        Single-Family Dwelling:                   67.46%
                                                                         PUD                    26.05%
                                                                       Condo                     5.50%
                                                                       Other                     0.99%

Occupancy Status:                                             Owner Occupied:                   99.54%
                                                         Non-Owner Occupied:                     0.46%

Geographic Distribution:                                       Top 3 States %                CA 21.13%
                                                                                              CO 9.73%
                                                                                              FL 8.60%

Credit Quality:                                                    Excellent:                   86.05%
(per Irwin's Guidelines)                                           Superior:                    11.99%
                                                                       Good:                     1.96%

Prepayment Charge:                                      No Prepayment Charge:                    7.51%
----------------------------------------------------------------------------- ------------------------

(1) FICO scores for each loan calculated based on FICO scores at loan origination.

(2) Debt to Income ratio assumes interest-only draw period payment at rate in effect at loan origination and is calculated at loan origination.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 15 of 49)

Group I Collateral Summary

HELOC

------------------------------------------------------------------------- ------------------------
Total Number of Loans:                                                                         559
Total Outstanding Loan Balance:                                                     $34,905,729.29
Average Loan Principal Balance:                                                         $62,443.17
WA Coupon:                                                                                   7.977%
                                                                  Index:                    Prime
                                                                  Reset:                  Monthly
WA Margin:                                                                                   2.391%
WA Utilization:                                                                             90.575%
WA Remaining Term to Maturity (months):                                                        234
WA Original Term to Stated Maturity (months):                                                  240
WA FICO(1):                                                                                    691
WA LTV                                                                                       36.76%
WA CLTV:                                                                                     93.47%
WA Debt-to-Income(2):                                                                        41.61%
WA Remaining Draw Period (months):                                                             112

Lien Position:                                                       1st:                    16.95%
                                                                    2nd:                    83.05%

Property Type:                                    Single-Family Dwelling:                    67.35%
                                                                     PUD                   25.93%
                                                                   Condo                    4.48%
                                                                   Other                    2.24%

Occupancy Status:                                         Owner Occupied:                    98.96%
                                                     Non-Owner Occupied:                     1.04%

Geographic Distribution:                                   Top 3 States %                 CA 36.62%
                                                                                          FL 7.36%
                                                                                          CO 5.89%

Credit Quality:                                                Excellent:                    83.24%
(per Irwin's Guidelines)                                       Superior:                     14.15%
                                                                   Good:                     2.60%

Prepayment Charge:                                  No Prepayment Charge:                     9.35%
------------------------------------------------------------------------- ------------------------

(1) FICO scores for each loan calculated based on FICO scores at loan origination.

(2) Debt to Income ratio assumes interest-only draw period payment at rate in effect at loan origination and is calculated at loan origination.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 16 of 49)

Group I Collateral Summary

HELOC125

--------------------------------------------------------------------------- ------------------------
Total Number of Loans:                                                                          736
Total Outstanding Loan Balance:                                                      $43,954,468.16
Average Loan Principal Balance:                                                          $59,720.74
WA Coupon:                                                                                  12.295%
                                                                    Index:                    Prime
                                                                    Reset:                  Monthly
WA Margin:                                                                                   6.770%
WA Utilization:                                                                             97.695%
WA Remaining Term to Maturity (months):                                                         235
WA Original Term to Stated Maturity (months):                                                   240
WA FICO(1):                                                                                     696
WA LTV                                                                                       35.16%
WA CLTV:                                                                                    118.90%
WA Debt-to-Income(2):                                                                        39.66%
WA Remaining Draw Period (months):                                                              113

Lien Position:                                                        1st:                        -
                                                                      2nd:                   100.00%

Property Type:                                     Single-Family Dwelling:                   67.55%
                                                                       PUD                    26.14%
                                                                     Condo                     6.31%
                                                                     Other                     0.00%

Occupancy Status:                                          Owner Occupied:                  100.00%

Geographic Distribution:                                    Top 3 States %                CO 12.77%
                                                                                           AZ 10.10%
                                                                                            FL 9.59%

Credit Quality:                                                 Excellent:                   88.28%
(per Irwin's Guidelines)                                         Superior:                   10.28%
                                                                     Good:                     1.44%

Prepayment Charge:                                   No Prepayment Charge:                    6.06%
--------------------------------------------------------------------------- ------------------------

(1) FICO scores for each loan calculated based on FICO scores at loan origination.

(2) Debt to Income ratio assumes interest-only draw period payment at rate in effect at loan origination and is calculated at loan origination.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 17 of 49)

Product Type of Group I

                                                                                        Percent of Aggregate
                                                                                           Principal Balance
                                         Number of               Unpaid Balance of     Outstanding as of the
   Program Type                          Mortgage Loans             Mortgage Loans    Statistical Calc. Date
   ----------------------------------------------------------------------------------------------------------
   HELOC                                            559             $34,905,729.29                     44.26%
   HELOC125                                         736              43,954,468.16                     55.74
   ----------------------------------------------------------------------------------------------------------
   Total:                                         1,295             $78,860,197.45                   100.00%
   ----------------------------------------------------------------------------------------------------------

Lien Position of Group I

                                                                                        Percent of Aggregate
                                                                                           Principal Balance
                                              Number of          Unpaid Balance of     Outstanding as of the
   Lien Position                         Mortgage Loans             Mortgage Loans    Statistical Calc. Date
   ----------------------------------------------------------------------------------------------------------
   1st                                               39              $5,915,045.65                      7.50%
   2nd                                            1,256              72,945,151.80                     92.50
   ----------------------------------------------------------------------------------------------------------
   Total:                                         1,295             $78,860,197.45                   100.00%
   ----------------------------------------------------------------------------------------------------------

Combined Loan-to-Value Ratios of Group I

                                                                                         Percent of Aggregate
   Combined                                                                                 Principal Balance
   Loan-to-Value                               Number of         Unpaid Balance of      Outstanding as of the
   Ratio (%)                              Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   5.01 - 10.00                                        1                $70,000.00                       0.09%
   10.01 - 15.00                                       1                  2,709.00                       0.00
   15.01 - 20.00                                       2                 46,907.38                       0.06
   20.01 - 25.00                                       2                 40,626.94                       0.05
   25.01 - 30.00                                       2                 40,736.89                       0.05
   30.01 - 35.00                                       3                475,204.74                       0.60
   35.01 - 40.00                                       5                123,999.41                       0.16
   40.01 - 45.00                                       3                 61,650.50                       0.08
   45.01 - 50.00                                       7                273,839.44                       0.35
   50.01 - 55.00                                       5                254,418.97                       0.32
   55.01 - 60.00                                      11                399,418.66                       0.51
   60.01 - 65.00                                      13                613,613.21                       0.78
   65.01 - 70.00                                      22                851,870.51                       1.08
   70.01 - 75.00                                      28                828,201.44                       1.05
   75.01 - 80.00                                      78              3,560,218.16                       4.51
   80.01 - 85.00                                      38              1,789,555.29                       2.27
   85.01 - 90.00                                      59              2,910,048.73                       3.69
   90.01 - 95.00                                      32              1,289,112.90                       1.63
   95.01 - 100.00                                    223             16,550,897.36                      20.99
   100.01 - 105.00                                    41              3,135,805.79                       3.98
   105.01 - 110.00                                    54              2,885,753.50                       3.66
   110.01 - 115.00                                    94              6,086,356.00                       7.72
   115.01 - 120.00                                   127              8,015,041.04                      10.16
   120.01 - 125.00                                   444             28,554,211.59                      36.21
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 18 of 49)

The minimum and maximum combined loan-to-value ratios of the Group I Mortgage Loans as of the Statistical Calculation Date are approximately 8.81% and 125.00%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the Group I Mortgage Loans is approximately 107.64%. The "combined loan-to-value ratio" of a Group I Mortgage Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and senior mortgage balance, if any, as of the date of origination of the related Mortgage Loan plus the credit limit of such Mortgage Loan as of the date of origination divided by the appraised value of the mortgaged property, determined in the appraisal or property valuation used in the origination of the related Mortgage Loan (which may have been obtained at an earlier time).

Principal Balances of Group I

                                                                                          Percent of Aggregate
                                                                                             Principal Balance
                                                Number of         Unpaid Balance of      Outstanding as of the
   Principal Balance ($)                   Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   0.01 - 25,000.00                                  220             $3,017,249.35                       3.83%
   25,000.01 - 50,000.00                             436             16,594,278.77                      21.04
   50,000.01 - 75,000.00                             334             20,891,299.45                      26.49
   75,000.01 - 100,000.00                            148             13,188,604.29                      16.72
   100,000.01 - 150,000.00                            92             11,329,702.38                      14.37
   150,000.01 - 200,000.00                            32              5,398,278.21                       6.85
   200,000.01 - 250,000.00                            19              4,237,385.76                       5.37
   250,000.01 - 300,000.00                            11              3,027,495.60                       3.84
   300,000.01 - 350,000.00                             1                314,550.08                       0.40
   400,000.01 - 450,000.00                             1                407,204.74                       0.52
   450,000.01 - 500,000.00                             1                454,148.82                       0.58
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

The average unpaid principal balance of the Group I Mortgage Loans as of the Statistical Calculation Date is $60,895.91. All principal balances are as of the Statistical Calculation Date.

Mortgage Interest Rates of Group I

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
   Mortgage Rates (%)                     Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   0.001 - 5.000                                       5               $200,424.00                       0.25%
   5.001 - 6.000                                     173              7,127,768.78                       9.04
   6.001 - 7.000                                      65              4,456,582.28                       5.65
   7.001 - 8.000                                     130             10,530,854.42                      13.35
   8.001 - 9.000                                      68              6,393,828.23                       8.11
   9.001 - 10.000                                     30              2,466,874.84                       3.13
   10.001 - 11.000                                    95              5,784,827.19                       7.34
   11.001 - 12.000                                   259             16,674,313.91                      21.14
   12.001 - 13.000                                   229             12,827,934.20                      16.27
   13.001 - 14.000                                   166              9,051,010.58                      11.48
   14.001 - 15.000                                    60              2,683,442.07                       3.40
   15.001 - 16.000                                    10                471,345.29                       0.60
   16.001 - 17.000                                     4                170,991.66                       0.22
   23.001 - 24.000                                     1                 20,000.00                       0.03
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 19 of 49)

The weighted average mortgage interest rate of the Group I Mortgage Loans as of the Statistical Calculation Date is approximately 10.384% per annum. All of the Group I mortgage rates are as of the Statistical Calculation Date.

Mortgaged Properties Securing Group I

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
   Property Type                          Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   Single Family                                     909            $53,201,435.29                      67.46%
   PUD                                               289             20,539,627.81                      26.05
   Condominium                                        80              4,338,335.42                       5.50
   Manufactured Home                                  14                627,777.89                       0.80
   2-4 Family                                          3                153,021.04                       0.19
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

Original Term to Maturity of Group I

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
   Original Term (months)                 Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   240                                             1,295            $78,860,197.45                     100.00%
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average original term to maturity of the Group I Mortgage Loans as of the Statistical Calculation Date is approximately 240 months.

Remaining Term to Maturity of Group I

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
   Remaining Term (months)                Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   <=170                                              16               $550,598.21                       0.70%
    171 -  180                                         8                694,225.05                       0.88
    181 -  190                                        13                652,152.16                       0.83
    191 -  200                                         1                 54,057.00                       0.07
    211 -  220                                         3                140,472.39                       0.18
    221 -  230                                        32              1,344,472.49                       1.70
    231 -  240                                     1,222             75,424,220.15                      95.64
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                     100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average remaining term to maturity of the Group I Mortgage Loans as of the Statistical Calculation Date is approximately 235 months.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 20 of 49)

Year of Origination of Group I

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
   Origination Date                       Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   1995                                                1                 $7,000.00                       0.01%
   1996                                                1                  1,700.40                       0.00
   1997                                                1                 27,496.52                       0.03
   1998                                               10                355,374.74                       0.45
   1999                                                4                228,871.87                       0.29
   2000                                               20              1,276,531.89                       1.62
   2001                                                1                 54,057.00                       0.07
   2002                                                1                 17,899.66                       0.02
   2003                                                9                507,406.73                       0.64
   2004                                              672             41,059,516.89                      52.07
   2005                                              575             35,324,341.75                      44.79
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

The earliest month and year of origination of any Group I Mortgage Loan as of the Statistical Calculation Date is 11/1995 and the latest month and year of origination of any Group I Mortgage Loan as of the Statistical Calculation Date is 4/2005.

Occupancy Type of Group I

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
   Owner Occupancy                        Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   Owner Occupied                                  1,282            $78,498,017.73                      99.54%
   Non-Owner Occupied                                 13                362,179.72                       0.46
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

Credit Quality of Group I

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
   Credit Quality                         Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   Excellent                                       1,084            $67,858,515.39                      86.05%
   Superior                                          172              9,458,853.48                      11.99
   Good                                               39              1,542,828.58                       1.96
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

Credit grades run from Excellent to Superior to Good in descending order.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 21 of 49)

Geographic Distribution of Group I

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
   State                                  Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   Arizona                                           105             $5,650,696.90                       7.17%
   California                                        221             16,667,029.05                      21.13
   Colorado                                          117              7,670,798.25                       9.73
   Connecticut                                        15                776,109.80                       0.98
   Delaware                                            5                221,827.80                       0.28
   Florida                                           113              6,783,972.23                       8.60
   Georgia                                            15              1,090,268.66                       1.38
   Illinois                                           69              3,665,557.92                       4.65
   Indiana                                            38              2,010,421.30                       2.55
   Kentucky                                           10                592,370.53                       0.75
   Louisiana                                           4                227,256.07                       0.29
   Maine                                               8                260,948.02                       0.33
   Maryland                                           50              3,802,479.32                       4.82
   Massachusetts                                      11                737,288.41                       0.93
   Michigan                                           69              4,242,816.38                       5.38
   Missouri                                           27              1,620,410.62                       2.05
   Nevada                                             15              1,042,562.96                       1.32
   New Hampshire                                       1                154,577.29                       0.20
   New Jersey                                          9                415,233.63                       0.53
   New York                                           26              1,492,011.37                       1.89
   Ohio                                               62              3,142,411.59                       3.98
   Oregon                                             37              2,322,406.98                       2.94
   Pennsylvania                                       41              1,912,879.13                       2.43
   Rhode Island                                        2                158,448.35                       0.20
   South Carolina                                     11                465,069.49                       0.59
   Utah                                               39              2,033,948.80                       2.58
   Virginia                                           32              1,753,096.54                       2.22
   Washington                                         90              5,167,304.74                       6.55
   Wisconsin                                          53              2,779,995.32                       3.53
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

Debt-to-Income Ratios of Group I

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                                Number of         Unpaid Balance of     Outstanding as of the
   Debt to Income (%)                      Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   10.001 - 15.000                                     3               $500,872.78                       0.64%
   15.001 - 20.000                                    10                460,251.01                       0.58
   20.001 - 25.000                                    62              2,568,466.58                       3.26
   25.001 - 30.000                                   110              5,201,400.87                       6.60
   30.001 - 35.000                                   188             10,754,133.02                      13.64
   35.001 - 40.000                                   256             14,238,639.89                      18.06
   40.001 - 45.000                                   283             17,708,590.58                      22.46
   45.001 - 50.000                                   317             22,455,219.39                      28.47
   50.001 - 55.000                                    66              4,972,623.33                       6.31
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average debt-to-income ratio of the Group I Mortgage Loans as of the Statistical Calculation Date is approximately 40.53%. Debt-to-income ratios were calculated as of the date of origination of the HELOC. The figures assume an interest-only draw period minimum monthly payment at the interest rate in effect at account opening.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 22 of 49)

Prepayment Charge for Group I

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
   Prepayment Charge                           Number of         Unpaid Balance of      Outstanding as of the
   Original Term (months)                 Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   No Prepayment Charge                              102             $5,925,363.58                       7.51%
   24                                                 23              1,196,155.31                       1.52
   36                                                775             50,258,011.07                      63.73
   48                                                  4                137,180.53                       0.17
   60                                                391             21,343,486.96                      27.06
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

Delinquency Status for Group I

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
   Delinquency                                 Number of         Unpaid Balance of      Outstanding as of the
   Status (days)                          Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   <= 0                                            1,253            $76,038,891.36                     96.42%
   1 - 29                                             42              2,821,306.09                       3.58
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

FICO Scores of Group I

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
   FICO                                   Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   560 - 579                                           2                $68,288.00                       0.09%
   580 - 599                                          34              2,680,340.45                       3.40
   600 - 619                                          74              3,847,467.35                       4.88
   620 - 639                                          13              1,149,737.37                       1.46
   640 - 659                                          21              1,529,842.09                       1.94
   660 - 679                                         266             15,262,978.24                      19.35
   680 - 699                                         317             20,499,157.60                      25.99
   700 - 719                                         228             14,481,826.52                      18.36
   720 - 739                                         148              9,900,403.49                      12.55
   740 - 759                                          92              5,229,789.53                       6.63
   760 - 779                                          51              2,067,682.49                       2.62
   780 - 799                                          33              1,736,561.27                       2.20
   800 >=                                             16                406,123.05                       0.51
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average FICO of the Group I Mortgage Loans as of the Statistical Calculation Date is approximately 694. The FICO scores were determined at each loan’s date of origination. The weighted average was calculated only on loans scored as of the Statistical Calculation Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 23 of 49)

Credit Limit Utilization Rates of Group I Collateral

                                                                                               % of Aggregate
                                                                 Principal Balance          Principal Balance
   Credit Limit                                Number of     Outstanding as of the      Outstanding as of the
   Utilization Rate (%)                   Mortgage Loans              Cut-off Date     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   0.001 - 10.000                                     42               $161,217.32                       0.20%
   10.001 - 20.000                                    35                472,971.48                       0.60
   20.001 - 30.000                                    27                603,295.38                       0.77
   30.001 - 40.000                                    25                477,613.50                       0.61
   40.001 - 50.000                                    21                541,606.08                       0.69
   50.001 - 60.000                                    26                867,025.05                       1.10
   60.001 - 70.000                                    36              2,038,476.34                       2.58
   70.001 - 80.000                                    38              2,418,433.33                       3.07
   80.001 - 90.000                                    58              3,695,217.88                       4.69
   90.001 - 100.000                                  987             67,584,341.09                      85.70
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average credit limit utilization rate of the Group I Mortgage Loans as of the Statistical Calculation Date is approximately 94.54%.

Rate Floor of Group I Mortgage Loans

                                                                                               % of Aggregate
                                                                 Principal Balance          Principal Balance
                                               Number of     Outstanding as of the      Outstanding as of the
   Interest Rate Floor (%)                Mortgage Loans              Cut-off Date     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   1.000 - 1.999                                      29               $448,400.41                       0.57%
   2.000 - 2.999                                      33              1,134,416.82                       1.44
   3.000 - 3.999                                     156              7,998,851.65                      10.14
   4.000 - 4.999                                      89              7,468,493.20                       9.47
   5.000 - 5.999                                     102              8,667,079.04                      10.99
   6.000 - 6.999                                      33              2,979,012.58                       3.78
   7.000 - 7.999                                      55              4,642,444.15                       5.89
   8.000 - 8.999                                     187             11,973,482.65                      15.18
   9.000 - 9.999                                     247             14,571,193.19                      18.48
   10.000 - 10.999                                   200             11,007,621.31                      13.96
   11.000 - 11.999                                   122              6,221,541.24                       7.89
   12.000 - 12.999                                    30              1,231,317.43                       1.56
   13.000 - 13.999                                    12                516,343.78                       0.65
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average rate floor of the Group I Mortgage Loans as of the Statistical Calculation Date is approximately 7.805% per annum.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 24 of 49)

Rate Ceiling of Group I Mortgage Loans

                                                                                               % of Aggregate
                                                                 Principal Balance          Principal Balance
                                               Number of     Outstanding as of the      Outstanding as of the
    Rate Ceiling (%)                      Mortgage Loans              Cut-off Date     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   11.000 - 11.999                                    28               $428,400.41                       0.54%
   12.000 - 12.999                                    34              1,259,266.82                       1.60
   13.000 - 13.999                                   156              7,998,851.65                      10.14
   14.000 - 14.999                                    89              7,468,493.20                       9.47
   15.000 - 15.999                                   102              8,667,079.04                      10.99
   16.000 - 16.999                                    33              2,979,012.58                       3.78
   17.000 - 17.999                                    55              4,642,444.15                       5.89
   18.000 - 18.999                                   193             12,240,268.74                      15.52
   19.000 - 19.999                                   245             14,416,560.12                      18.28
   20.000 - 20.999                                   199             10,957,599.07                      13.89
   21.000 - 21.999                                   119              6,052,541.24                       7.68
   22.000 - 22.999                                    30              1,231,317.43                       1.56
   23.000 - 23.999                                    11                498,363.00                       0.63
   24.000 - 24.999                                     1                 20,000.00                       0.03
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average rate ceiling of the Group I Mortgage Loans as of the Statistical Calculation Date is approximately 17.783% per annum.

Margin Rate of Group I Mortgage Loans

                                                                                               % of Aggregate
                                                                 Principal Balance          Principal Balance
                                               Number of     Outstanding as of the      Outstanding as of the
    Margin (%)                            Mortgage Loans              Cut-off Date     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
  < -0.001                                          161             $6,803,826.12                        8.63%
   0.000 - 0.499                                      20                585,051.44                       0.74
   0.500 - 0.999                                      16                940,063.47                       1.19
   1.000 - 1.499                                      41              2,557,043.21                       3.24
   1.500 - 1.999                                      57              5,539,403.00                       7.02
   2.000 - 2.499                                      78              5,588,894.89                       7.09
   2.500 - 2.999                                      38              3,589,888.80                       4.55
   3.000 - 3.499                                      40              3,618,684.92                       4.59
   3.500 - 3.999                                      12                791,209.52                       1.00
   4.000 - 4.499                                      16              1,241,698.97                       1.57
   4.500 - 4.999                                      26              1,215,708.45                       1.54
   5.000 - 5.499                                      43              3,007,870.67                       3.81
   5.500 - 5.999                                     102              6,957,843.49                       8.82
   6.000 - 6.499                                     107              7,136,392.92                       9.05
   6.500 - 6.999                                     160              9,179,777.85                      11.64
   7.000 - 7.499                                      87              4,853,634.89                       6.15
   7.500 - 7.999                                      91              5,294,699.54                       6.71
   8.000 - 8.499                                     107              5,662,702.26                       7.18
   8.500 - 8.999                                      38              1,810,127.76                       2.30
   9.000 - 9.499                                      37              1,645,341.61                       2.09
   9.500 - 9.999                                       8                435,832.61                       0.55
   10.000 - 10.499                                     5                200,538.40                       0.25
   10.500 - 10.999                                     5                203,962.66                       0.26
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average margin of the Group I Mortgage Loans as of the Statistical Calculation Date is approximately 4.832% per annum.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 25 of 49)

Remaining Draw Period of Group I Collateral

                                                                                               % of Aggregate
                                                                 Principal Balance          Principal Balance
                                               Number of     Outstanding as of the      Outstanding as of the
   Remaining Draw Period                  Mortgage Loans              Cut-off Date     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   0 - 9                                               1                 $7,000.00                       0.01%
   10 - 19                                             1                  1,700.40                       0.00
   20 - 29                                             1                 27,496.52                       0.03
   30 - 39                                             9                310,393.44                       0.39
   40 - 49                                             4                204,007.85                       0.26
   50 - 59                                            11                846,970.55                       1.07
   60 - 69                                            10                499,406.66                       0.63
   70 - 79                                             1                 54,057.00                       0.07
   80 - 89                                             1                 17,899.66                       0.02
   90 - 99                                             5                336,305.81                       0.43
   100 - 109                                          49              2,065,291.23                       2.62
   110 - 119                                       1,202             74,489,668.33                      94.46
   -----------------------------------------------------------------------------------------------------------
   Total:                                          1,295            $78,860,197.45                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average remaining draw period of the Group I Mortgage Loans as of the Statistical Calculation Date is approximately 113.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 26 of 49)

Group II Collateral Summary

Combined Group II (FIRST/HEL/HEL 125)

----------------------------------------------- ----------------------------- ------------------------
Total Number of Loans:                                                                          5,223
Total Outstanding Loan Balance:                                                       $280,632,197.54
Average Loan Principal Balance:                                                            $53,730.08
WA Coupon:                                                                                     9.877%
WA Remaining Term to Maturity (months):                                                           243
WA Original Term to Stated Maturity (months):                                                     247
WA FICO(1):                                                                                       703
WA LTV                                                                                          31.79%
WA CLTV:                                                                                       102.69%
WA Debt-to-Income(1):                                                                           40.40%

Lien Position:                                                          1st:                     3.73%
                                                                        2nd:                    96.27%

Property Type:                                       Single-Family Dwelling:                    77.59%
                                                                         PUD                    18.61%
                                                                       Condo                     3.36%
                                                                       Other                     0.43%

Occupancy Status:                                            Owner Occupied:                    99.89%
                                                         Non-Owner Occupied:                     0.11%

Geographic Distribution:                                      Top 3 States %                 CA 10.36%
                                                                                              PA 7.93%
                                                                                              FL 7.93%

Credit Quality:                                                   Excellent:                    77.33%
(per Irwin's Guidelines)                                           Superior:                     5.48%
                                                                       Good:                     1.45%
                                                                       Fair:                     0.01%
                                                              Not Available:                    15.73%

Prepayment Charge:                                     No Prepayment Charge:                    16.83%
----------------------------------------------- ----------------------------- ------------------------

1 Based on FICO scores and debt-to-income ratios at loan origination.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 27 of 49)

Group II Collateral Summary

FIRST

--------------------------------------------------------------------------- ------------------------
Total Number of Loans:                                                                            46
Total Outstanding Loan Balance:                                                        $6,821,923.18
Average Loan Principal Balance:                                                          $148,302.68
WA Coupon:                                                                                    5.958%
WA Remaining Term to Maturity (months):                                                          360
WA Original Term to Stated Maturity (months):                                                    360
WA FICO(1):                                                                                      695
WA LTV                                                                                         79.84%
WA CLTV:                                                                                      120.25%
WA Debt-to-Income(1):                                                                          42.60%

Lien Position:                                                         1st:                   100.00%
                                                                      2nd:                         -

Property Type:                                      Single-Family Dwelling:                    84.71%
                                                                       PUD                    15.29%
                                                                     Condo                         -
                                                                     Other                         -

Occupancy Status:                                           Owner Occupied:                   100.00%

Geographic Distribution:                                     Top 3 States %                 OH 19.37%
                                                                                           MO 12.19%
                                                                                           MI 11.38%

Credit Quality:                                                  Excellent:                    95.71%
(per Irwin's Guidelines)                                         Superior:                     4.29%
                                                                     Good:                     0.00%
                                                                     Fair:                     0.00%

Prepayment Charge:                                    No Prepayment Charge:                     6.68%
--------------------------------------------------------------------------- ------------------------

1 Based on FICO scores and debt-to-income ratios at loan origination.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 28 of 49)

Group II Collateral Summary

HEL

-------------------------------------------------------------------------- ------------------------
Total Number of Loans:                                                                       2,146
Total Outstanding Loan Balance:                                                    $109,285,621.99
Average Loan Principal Balance:                                                         $50,925.27
WA Coupon:                                                                                  7.224%
WA Remaining Term to Maturity (months):                                                        208
WA Original Term to Stated Maturity (months):                                                  213
WA FICO(1):                                                                                    725
WA LTV                                                                                       24.04%
WA CLTV:                                                                                     76.58%
WA Debt-to-Income(1):                                                                        39.34%

Lien Position:                                                       1st:                     3.33%
                                                                     2nd:                    96.67%

Property Type:                                    Single-Family Dwelling:                    75.28%
                                                                      PUD                   21.58%
                                                                    Condo                     2.59%
                                                                    Other                     0.55%

Occupancy Status:                                         Owner Occupied:                    99.73%
                                                      Non-Owner Occupied:                     0.27%

Geographic Distribution:                                   Top 3 States %                 CA 23.08%
                                                                                           FL 9.40%
                                                                                           PA 8.71%

Credit Quality:                                                Excellent:                    90.32%
(per Irwin's Guidelines)                                        Superior:                     7.47%
                                                                    Good:                     1.98%
                                                                    Fair:                     0.02%
                                                           Not Available:                     0.21%

Prepayment Charge:                                  No Prepayment Charge:                     6.71%
-------------------------------------------------------------------------- ------------------------

1 Based on FICO scores and debt-to-income ratios at loan origination.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 29 of 49)

Group II Collateral Summary

HEL 125

--------------------------------------------------------------------------- ------------------------
Total Number of Loans:                                                                         3,031
Total Outstanding Loan Balance:                                                      $164,524,652.37
Average Loan Principal Balance:                                                           $54,280.65
WA Coupon:                                                                                   11.802%
WA Remaining Term to Maturity (months):                                                          262
WA Original Term to Stated Maturity (months):                                                    265
WA FICO(1):                                                                                      689
WA LTV                                                                                         34.94%
WA CLTV:                                                                                      119.30%
WA Debt-to-Income(1):                                                                          41.01%

Lien Position:                                                         1st:                        -
                                                                      2nd:                   100.00%

Property Type:                                      Single-Family Dwelling:                    78.84%
                                                                       PUD                    16.78%
                                                                     Condo                     4.01%
                                                                     Other                     0.37%

Occupancy Status:                                           Owner Occupied:                  100.00%

Geographic Distribution:                                     Top 3 States %                  MI 8.59%
                                                                                           OH 8.36%
                                                                                           PA 7.67%

Credit Quality:                                                  Excellent:                   67.94%
(per Irwin's Guidelines)                                         Superior:                     4.20%
                                                                     Good:                     1.15%
                                                            Not Available:                    26.70%

Prepayment Charge:                                    No Prepayment Charge:                    23.98%
--------------------------------------------------------------------------- ------------------------

1 Based on FICO scores and debt-to-income ratios at loan origination.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 30 of 49)

Product Type of Group II

                                                                                        Percent of Aggregate
                                                                                           Principal Balance
                                              Number of          Unpaid Balance of     Outstanding as of the
   Program Type                          Mortgage Loans             Mortgage Loans    Statistical Calc. Date
   ----------------------------------------------------------------------------------------------------------
   FIRST                                             46              $6,821,923.18                      2.43%
   HEL                                            2,146             109,285,621.99                     38.94
   HEL125                                         3,031             164,524,652.37                     58.63
   ----------------------------------------------------------------------------------------------------------
   Total:                                         5,223            $280,632,197.54                   100.00%
   ----------------------------------------------------------------------------------------------------------

Lien Position of Group II

                                                                                        Percent of Aggregate
                                                                                           Principal Balance
                                              Number of          Unpaid Balance of     Outstanding as of the
   Lien Position                         Mortgage Loans             Mortgage Loans    Statistical Calc. Date
   ----------------------------------------------------------------------------------------------------------
   1st                                              122             $10,465,413.57                      3.73%
   2nd                                            5,101             270,166,783.97                     96.27
   ----------------------------------------------------------------------------------------------------------
   Total:                                         5,223            $280,632,197.54                    100.00%
   ----------------------------------------------------------------------------------------------------------

Combined Loan-to-Value Ratios of Group II

                                                                                         Percent of Aggregate
   Combined                                                                                 Principal Balance
   Loan-to-Value                               Number of         Unpaid Balance of      Outstanding as of the
   Ratio (%)                              Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   5.01 - 10.00                                        1                $29,779.70                       0.01%
   10.01 - 15.00                                       9                387,523.68                       0.14
   15.01 - 20.00                                       8                302,931.10                       0.11
   20.01 - 25.00                                      22              1,019,294.31                       0.36
   25.01 - 30.00                                      25              1,437,704.95                       0.51
   30.01 - 35.00                                      28              1,215,964.18                       0.43
   35.01 - 40.00                                      42              2,492,888.31                       0.89
   40.01 - 45.00                                      40              1,800,217.59                       0.64
   45.01 - 50.00                                      59              3,028,181.24                       1.08
   50.01 - 55.00                                      89              4,903,033.79                       1.75
   55.01 - 60.00                                      90              5,986,506.37                       2.13
   60.01 - 65.00                                     118              6,238,053.52                       2.22
   65.01 - 70.00                                     144              8,496,594.21                       3.03
   70.01 - 75.00                                     159              7,272,315.77                       2.59
   75.01 - 80.00                                     243             12,310,210.88                       4.39
   80.01 - 85.00                                     146              7,816,947.51                       2.79
   85.01 - 90.00                                     255             13,084,225.06                       4.66
   90.01 - 95.00                                     139              7,404,453.73                       2.64
   95.01 - 100.00                                    531             24,159,520.82                       8.61
   100.01 - 105.00                                   143              7,561,571.48                       2.69
   105.01 - 110.00                                   233             11,454,331.96                       4.08
   110.01 - 115.00                                   418             22,790,989.99                       8.12
   115.01 - 120.00                                   561             30,515,001.96                      10.87
   120.01 - 125.00                                 1,720             98,923,955.43                      35.25
   -----------------------------------------------------------------------------------------------------------
   Total:                                          5,223           $280,632,197.54                    100.00%
   -----------------------------------------------------------------------------------------------------------

        The minimum and maximum combined loan-to-value ratios of the Group II Mortgage Loans as of the Statistical Calculation Date are approximately 9.25% and 125.00%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the Group II Mortgage Loans is approximately 102.69%. The "combined loan-to-value ratio" of a Group II Mortgage Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and senior mortgage balance, if any, as of the date of origination of the related Mortgage Loan plus the credit limit of such Mortgage Loan as of the date of origination divided by the appraised value of the mortgaged property, determined in the appraisal or property valuation used in the origination of the related Mortgage Loan (which may have been obtained at an earlier time).

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 31 of 49)

Principal Balances of Group II

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
   Principal Balance ($)                  Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   0.01 - 25,000.00                                  706            $14,144,125.45                       5.04%
   25,000.01 - 50,000.00                           2,296             88,830,524.38                      31.65
   50,000.01 - 75,000.00                           1,401             87,529,119.68                      31.19
   75,000.01 - 100,000.00                            518             45,986,591.57                      16.39
   100,000.01 - 150,000.00                           226             27,725,701.18                       9.88
   150,000.01 - 200,000.00                            39              6,665,278.55                       2.38
   200,000.01 - 250,000.00                            19              4,322,354.55                       1.54
   250,000.01 - 300,000.00                            12              3,361,524.01                       1.20
   300,000.01 - 350,000.00                             5              1,650,586.11                       0.59
   400,000.01 - 450,000.00                             1                416,392.06                       0.15
   -----------------------------------------------------------------------------------------------------------
   Total:                                          5,223           $280,632,197.54                    100.00%
   -----------------------------------------------------------------------------------------------------------

The average unpaid principal balance of the Group II Mortgage Loans as of the Statistical Calculation Date is $53,730.08. All principal balances are as of the Statistical Calculation Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 32 of 49)

Mortgage Interest Rates of Group II

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
   Mortgage Rates (%)                     Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   0.001 - 5.000                                      23             $1,153,724.18                       0.41%
   5.001 - 6.000                                   1,098             63,441,432.94                      22.61
   6.001 - 7.000                                     163             10,300,626.12                       3.67
   7.001 - 8.000                                      91              5,184,141.42                       1.85
   8.001 - 9.000                                     209             11,551,632.25                       4.12
   9.001 - 10.000                                    391             22,875,150.29                       8.15
   10.001 - 11.000                                   744             43,388,917.47                      15.46
   11.001 - 12.000                                   892             48,799,602.79                      17.39
   12.001 - 13.000                                   842             41,705,656.53                      14.86
   13.001 - 14.000                                   615             26,883,830.55                       9.58
   14.001 - 15.000                                   111              4,230,363.97                       1.51
   15.001 - 16.000                                    22                625,215.10                       0.22
   16.001 - 17.000                                    15                353,987.27                       0.13
   17.001 - 18.000                                     4                 85,448.16                       0.03
   18.001 - 19.000                                     3                 52,468.50                       0.02
   -----------------------------------------------------------------------------------------------------------
   Total:                                          5,223           $280,632,197.54                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average mortgage interest rate of the Group II Mortgage Loans as of the Statistical Calculation Date is approximately 9.877% per annum. All of the Group II mortgage rates are as of the Statistical Calculation Date.

Mortgaged Properties Securing Group II

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
    Property Type                         Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   Single Family                                   4,123           $217,752,464.14                      77.59%
   PUD                                               862             52,237,858.67                      18.61
   Condominium                                       202              9,430,889.89                       3.36
   2-4 Family                                         17                581,406.99                       0.21
   Manufactured Home                                  19                629,577.85                       0.22
   -----------------------------------------------------------------------------------------------------------
   Total:                                          5,223           $280,632,197.54                    100.00%
   -----------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 33 of 49)

Original Term to Maturity of Group II

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
    Original Term (months)                Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   60                                                 44             $1,099,783.69                       0.39%
   120                                               246              9,259,855.58                       3.30
   180                                             1,712             78,743,696.35                      28.06
   240                                             1,294             63,737,402.47                      22.71
   300                                             1,881            120,969,536.27                      43.11
   360                                                46              6,821,923.18                       2.43
   -----------------------------------------------------------------------------------------------------------
   Total:                                          5,223           $280,632,197.54                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average original term to maturity of the Group II Mortgage Loans as of the Statistical Calculation Date is approximately 247 months.

Remaining Term to Maturity of Group II

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
   Remaining Term (months)                Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   <=170                                             615            $20,060,875.76                       7.15%
    171 -  180                                     1,388             69,064,872.15                      24.61
    181 -  190                                        18                718,276.46                       0.26
    221 -  230                                       375             16,146,432.68                       5.75
    231 -  240                                       903             46,937,343.63                      16.73
    241 -  250                                         8                259,944.09                       0.09
    281 -  290                                         2                129,116.02                       0.05
    291 -  300                                     1,868            120,493,413.57                      42.94
    351 -  360                                        46              6,821,923.18                       2.43
   -----------------------------------------------------------------------------------------------------------
   Total:                                          5,223           $280,632,197.54                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average remaining term to maturity of the Group II Mortgage Loans as of the Statistical Calculation Date is approximately 243 months.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 34 of 49)

Year of Origination of Group II

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
    Origination Date                      Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   1996                                                1                 $4,452.19                       0.00%
   1998                                               30                784,180.17                       0.28
   1999                                               49              1,053,165.92                       0.38
   2000                                              194              5,230,700.49                       1.86
   2002                                                1                 17,780.37                       0.01
   2003                                              161              6,728,777.05                       2.40
   2004                                            1,343             66,209,919.24                      23.59
   2005                                            3,444            200,603,222.11                      71.48
   -----------------------------------------------------------------------------------------------------------
   Total:                                          5,223           $280,632,197.54                    100.00%
   -----------------------------------------------------------------------------------------------------------

The earliest month and year of origination of any Group II Mortgage Loan as of the Statistical Calculation Date is 8/1996 and the latest month and year of origination of any Group II Mortgage Loan as of the Statistical Calculation Date is 4/2005.

Occupancy Type of Group II

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
   Occupancy Type                         Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   Owner Occupied                                  5,212           $280,331,936.77                      99.89%
   Non-Owner Occupied                                 11                300,260.77                       0.11
   -----------------------------------------------------------------------------------------------------------
   Total:                                          5,223           $280,632,197.54                    100.00%
   -----------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 35 of 49)

Credit Quality of Group II

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                                Number of         Unpaid Balance of     Outstanding as of the
   Credit Quality                          Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   Excellent                                       3,740           $217,024,129.08                      77.33%
   Superior                                          352             15,365,904.73                       5.48
   Good                                              106              4,062,816.49                       1.45
   Fair                                                1                 22,152.25                       0.01
   Not Available                                   1,024             44,157,194.99                      15.73
   -----------------------------------------------------------------------------------------------------------
   Total:                                          5,223           $280,632,197.54                    100.00%
   -----------------------------------------------------------------------------------------------------------

Credit grades run from Excellent to Superior to Good to Fair in descending order.

Geographic Distribution of Group II

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
    State                                 Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   Alabama                                            36             $1,399,466.27                       0.50%
   Alaska                                              7                503,489.95                       0.18
   Arizona                                           264             14,604,275.91                       5.20
   California                                        410             29,068,197.16                      10.36
   Colorado                                          266             14,938,596.96                       5.32
   Connecticut                                       116              6,440,038.96                       2.29
   Delaware                                           44              2,536,703.09                       0.90
   Florida                                           421             22,250,853.18                       7.93
   Georgia                                           103              5,534,723.29                       1.97
   Hawaii                                              1                 34,870.14                       0.01
   Idaho                                              33              1,628,523.97                       0.58
   Illinois                                          203              9,320,638.72                       3.32
   Indiana                                           118              5,131,555.24                       1.83
   Iowa                                               57              2,734,615.72                       0.97
   Kentucky                                          104              4,644,181.19                       1.65
   Louisiana                                          77              3,254,579.01                       1.16
   Maine                                              22              1,191,573.22                       0.42
   Maryland                                          183             10,811,797.93                       3.85
   Massachusetts                                      69              4,062,719.66                       1.45
   Michigan                                          338             17,897,034.53                       6.38
   Minnesota                                          26              1,493,046.01                       0.53
   Mississippi                                        22                988,792.16                       0.35
   Missouri                                          150              7,462,543.51                       2.66
   Montana                                             2                174,885.19                       0.06
   Nebraska                                           24              1,439,759.76                       0.51
   Nevada                                             52              3,343,346.65                       1.19
   New Hampshire                                      37              1,762,314.17                       0.63
   New Jersey                                         70              4,737,974.78                       1.69
   New Mexico                                         34              1,923,753.89                       0.69
   New York                                           37              1,717,860.03                       0.61
   North Carolina                                     23              1,034,328.51                       0.37
   North Dakota                                        5                208,315.52                       0.07
   Ohio                                              382             18,015,062.26                       6.42
   Oklahoma                                           72              3,345,375.04                       1.19
   Oregon                                            124              7,372,885.68                       2.63
   Pennsylvania                                      438             22,261,458.98                       7.93
   Rhode Island                                       11                796,478.12                       0.28
   South Carolina                                     42              1,995,448.71                       0.71
   South Dakota                                        7                275,160.28                       0.10
   Tennessee                                          34              1,415,157.82                       0.50
   Utah                                              101              5,169,310.54                       1.84
   Vermont                                             2                102,951.02                       0.04
   Virginia                                          263             14,824,924.70                       5.28
   Washington                                        227             12,362,262.88                       4.41
   Wisconsin                                         162              8,222,179.12                       2.93
   Wyoming                                             4                198,188.11                       0.07
   -----------------------------------------------------------------------------------------------------------
   Total:                                          5,223           $280,632,197.54                    100.00%
   -----------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 36 of 49)

Debt-to-Income Ratios of Group II

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
   Debt to Income (%)                     Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   5.001 - 10.000                                      4               $136,914.91                       0.05%
   10.001 - 15.000                                    32              1,315,453.75                       0.47
   15.001 - 20.000                                    88              4,288,822.29                       1.53
   20.001 - 25.000                                   228              9,613,627.27                       3.43
   25.001 - 30.000                                   492             22,874,413.11                       8.15
   30.001 - 35.000                                   765             36,660,273.12                      13.06
   35.001 - 40.000                                   980             51,491,313.25                      18.35
   40.001 - 45.000                                 1,062             56,227,185.72                      20.04
   45.001 - 50.000                                   972             59,406,946.06                      21.17
   50.001 - 55.000                                   600             38,617,248.06                      13.76
   -----------------------------------------------------------------------------------------------------------
   Total:                                          5,223           $280,632,197.54                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average debt-to-income ratio of the Group II Mortgage Loans as of the Statistical Calculation Date is approximately 40.40%. The debt-to-income ratio was determined at each loan’s date of origination.

Prepayment Charge for Group II

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
   Prepayment Charge                           Number of         Unpaid Balance of      Outstanding as of the
   Original Term (months)                 Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   No Prepayment Charge                              900            $47,241,453.78                      16.83%
   12                                                 13              1,095,381.73                       0.39
   24                                                 79              4,673,838.91                       1.67
   36                                              2,677            150,970,211.86                      53.80
   48                                                  8                460,756.84                       0.16
   60                                              1,546             76,190,554.42                      27.15
   -----------------------------------------------------------------------------------------------------------
   Total:                                          5,223           $280,632,197.54                    100.00%
   -----------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 37 of 49)

Delinquency Status for Group II

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
   Delinquency                                 Number of         Unpaid Balance of      Outstanding as of the
   Status (days)                          Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   <= 0                                            4,874           $261,557,768.48                      93.20%
   1 - 29                                            349             19,074,429.06                       6.80
   -----------------------------------------------------------------------------------------------------------
   Total:                                          5,223           $280,632,197.54                     100.00%
   -----------------------------------------------------------------------------------------------------------

FICO Scores of Group II

                                                                                         Percent of Aggregate
                                                                                            Principal Balance
                                               Number of         Unpaid Balance of      Outstanding as of the
    FICO                                  Mortgage Loans            Mortgage Loans     Statistical Calc. Date
   -----------------------------------------------------------------------------------------------------------
   <= 560                                              7               $126,018.00                       0.04%
   560 - 579                                          13                424,311.40                       0.15
   580 - 599                                          20                482,115.95                       0.17
   600 - 619                                          80              2,806,310.68                       1.00
   620 - 639                                         198              8,461,607.65                       3.02
   640 - 659                                         662             31,448,061.38                      11.21
   660 - 679                                         934             50,631,790.29                      18.04
   680 - 699                                         953             53,839,491.00                      19.19
   700 - 719                                         727             43,158,343.15                      15.38
   720 - 739                                         585             33,321,044.52                      11.87
   740 - 759                                         387             19,364,580.92                       6.90
   760 - 779                                         288             15,677,085.59                       5.59
   780 - 799                                         219             12,462,297.59                       4.44
   800 >=                                            150              8,429,139.42                       3.00
   -----------------------------------------------------------------------------------------------------------
   Total:                                          5,223           $280,632,197.54                     100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average FICO of the Group II Mortgage Loans as of the Statistical Calculation Date is approximately 703. The FICO scores were determined at each loan’s date of origination. The weighted average was calculated only on loans scored as of the Statistical Calculation Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 38 of 49)

SENSITIVITY TABLES *

Class I-A to Call
-------------------------------------- --------------- -------------- ------------- -------------- -------------- -------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%           125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- -------------- -------------
Average Life (years)                            15.37           3.96          2.60           1.82           1.24          0.87
First Principal Payment                     3/25/2013      7/25/2005     7/25/2005      7/25/2005      7/25/2005     7/25/2005
Last Principal Payment                      7/25/2027      6/25/2019     2/25/2016     10/25/2013      2/25/2012     3/25/2008
Principal Start (months)                           93              1             1              1              1             1
Principal Window (months)                         173            168           128            100             80            33
Illustrative Yield @ Par (30/360)                3.45           3.45          3.45           3.45           3.46          3.46
                                                                                    --------------

Class II-A-1 to Call
-------------------------------------- --------------- -------------- ------------- -------------- -------------- -------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%           125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- -------------- -------------
Average Life (years)                             7.02           1.81          1.29           1.00           0.82          0.70
First Principal Payment                     7/25/2005      7/25/2005     7/25/2005      7/25/2005      7/25/2005     7/25/2005
Last Principal Payment                      9/25/2017      6/25/2009     4/25/2008      8/25/2007      3/25/2007    11/25/2006
Principal Start (months)                            1              1             1              1              1             1
Principal Window (months)                         147             48            34             26             21            17
Illustrative Yield @ Par (30/360)                3.34           3.34          3.34           3.34           3.34          3.34
                                                                                    --------------

Class II-A-2 to Call
-------------------------------------- --------------- -------------- ------------- -------------- -------------- -------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%           125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- -------------- -------------
Average Life (years)                            13.78           5.63          4.04           3.00           2.21          1.83
First Principal Payment                     9/25/2017      6/25/2009     4/25/2008      8/25/2007      3/25/2007    11/25/2006
Last Principal Payment                      2/25/2021      6/25/2013     5/25/2011      1/25/2010      3/25/2008    10/25/2007
Principal Start (months)                          147             48            34             26             21            17
Principal Window (months)                          42             49            38             30             13            12
Illustrative Yield @ Par (30/360)                4.34           4.31          4.29           4.26           4.23          4.20
                                                                                    --------------

Class II-A-3 to Call
-------------------------------------- --------------- -------------- ------------- -------------- -------------- -------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%           125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- -------------- -------------
Average Life (years)                            18.86          11.51          8.80           6.91           5.40          3.55
First Principal Payment                     2/25/2021      6/25/2013     5/25/2011      1/25/2010      3/25/2008    10/25/2007
Last Principal Payment                      7/25/2027      6/25/2019     2/25/2016     10/25/2013      2/25/2012    12/25/2010
Principal Start (months)                          188             96            71             55             33            28
Principal Window (months)                          78             73            58             46             48            39
Illustrative Yield @ Par (30/360)                4.97           4.96          4.95           4.94           4.93          4.90
                                                                                    --------------

Class M-1 to Call
-------------------------------------- --------------- -------------- ------------- -------------- -------------- -------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%           125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- -------------- -------------
Average Life (years)                            19.11           9.67          7.02           5.49           4.91          5.14
First Principal Payment                     5/25/2021      5/25/2010    10/25/2008     10/25/2008      3/25/2009    10/25/2009
Last Principal Payment                      7/25/2027      6/25/2019     2/25/2016     10/25/2013      2/25/2012    12/25/2010
Principal Start (months)                          191             59            40             40             45            52
Principal Window (months)                          75            110            89             61             36            15
Illustrative Yield @ Par (30/360)                5.11           5.09          5.07           5.06           5.05          5.06
                                                                                    --------------

Class M-2 to Call
-------------------------------------- --------------- -------------- ------------- -------------- -------------- -------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%           125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- -------------- -------------
Average Life (years)                            19.11           9.67          7.02           5.45           4.67          4.42
First Principal Payment                     5/25/2021      5/25/2010    10/25/2008      9/25/2008     12/25/2008     3/25/2009
Last Principal Payment                      7/25/2027      6/25/2019     2/25/2016     10/25/2013      2/25/2012    12/25/2010
Principal Start (months)                          191             59            40             39             42            45
Principal Window (months)                          75            110            89             62             39            22
Illustrative Yield @ Par (30/360)                5.41           5.39          5.38           5.36           5.35          5.35
                                                                                    --------------

* All information in these tables is based upon a cut-off date of June 1, 2005, a settlement date of June 29, 2005 and collateral as of the Statistical Calculation Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 39 of 49)

SENSITIVITY TABLES *

Class B-1 to Call
-------------------------------------- --------------- -------------- ------------- -------------- -------------- -------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%           125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- -------------- -------------
Average Life (years)                            19.11           9.67          7.02           5.43           4.57          4.17
First Principal Payment                     5/25/2021      5/25/2010    10/25/2008      8/25/2008     10/25/2008    12/25/2008
Last Principal Payment                      7/25/2027      6/25/2019     2/25/2016     10/25/2013      2/25/2012    12/25/2010
Principal Start (months)                          191             59            40             38             40            42
Principal Window (months)                          75            110            89             63             41            25
Illustrative Yield @ Par (30/360)                5.51           5.49          5.48           5.46           5.45          5.44
                                                                                    --------------

Class B-2 to Call
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%            125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
Average Life (years)                            19.11           9.67          7.02           5.43            4.53           4.06
First Principal Payment                     5/25/2021      5/25/2010    10/25/2008      8/25/2008       9/25/2008     10/25/2008
Last Principal Payment                      7/25/2027      6/25/2019     2/25/2016     10/25/2013       2/25/2012     12/25/2010
Principal Start (months)                          191             59            40             38              39             40
Principal Window (months)                          75            110            89             63              42             27
Illustrative Yield @ Par (30/360)                4.93           4.93          4.93           4.93            4.93           4.93
                                                                                    --------------

Class B-3 to Call
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%            125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
Average Life (years)                            19.11           9.67          7.02           5.42            4.51           4.01
First Principal Payment                     5/25/2021      5/25/2010    10/25/2008      7/25/2008       8/25/2008      9/25/2008
Last Principal Payment                      7/25/2027      6/25/2019     2/25/2016     10/25/2013       2/25/2012     12/25/2010
Principal Start (months)                          191             59            40             37              38             39
Principal Window (months)                          75            110            89             64              43             28
Illustrative Yield @ Par (30/360)                5.29           5.29          5.29           5.29            5.29           5.29
                                                                                    --------------

Class I-A to Maturity
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%            125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
Average Life (years)                            15.55           4.31          2.93           2.10            1.35           0.87
First Principal Payment                     3/25/2013      7/25/2005     7/25/2005      7/25/2005       7/25/2005      7/25/2005
Last Principal Payment                      7/25/2031     12/25/2028     8/25/2026      8/25/2023       1/25/2021      3/25/2008
Principal Start (months)                           93              1             1              1               1              1
Principal Window (months)                         221            282           254            218             187             33
Illustrative Yield @ Par (30/360)                3.46           3.47          3.47           3.48            3.47           3.46
                                                                                    --------------

Class II-A-1 to Maturity
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%            125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
Average Life (years)                             7.02           1.81          1.29           1.00            0.82           0.70
First Principal Payment                     7/25/2005      7/25/2005     7/25/2005      7/25/2005       7/25/2005      7/25/2005
Last Principal Payment                      9/25/2017      6/25/2009     4/25/2008      8/25/2007       3/25/2007     11/25/2006
Principal Start (months)                            1              1             1              1               1              1
Principal Window (months)                         147             48            34             26              21             17
Illustrative Yield @ Par (30/360)                3.34           3.34          3.34           3.34            3.34           3.34
                                                                                    --------------

Class II-A-2 to Maturity
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%            125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
Average Life (years)                            13.78           5.63          4.04           3.00            2.21           1.83
First Principal Payment                     9/25/2017      6/25/2009     4/25/2008      8/25/2007       3/25/2007     11/25/2006
Last Principal Payment                      2/25/2021      6/25/2013     5/25/2011      1/25/2010       3/25/2008     10/25/2007
Principal Start (months)                          147             48            34             26              21             17
Principal Window (months)                          42             49            38             30              13             12
Illustrative Yield @ Par (30/360)                4.34           4.31          4.29           4.26            4.23           4.20
                                                                                    --------------

* All information in these tables is based upon a cut-off date of June 1, 2005, a settlement date of June 29, 2005 and collateral as of the Statistical Calculation Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 40 of 49)

SENSITIVITY TABLES*

Class II-A-3 to Maturity
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%            125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
Average Life (years)                            18.88          12.11          9.58           7.74            6.39           4.55
First Principal Payment                     2/25/2021      6/25/2013     5/25/2011      1/25/2010       3/25/2008     10/25/2007
Last Principal Payment                      2/25/2028      7/25/2024     7/25/2022      6/25/2020       8/25/2019      9/25/2018
Principal Start (months)                          188             96            71             55              33             28
Principal Window (months)                          85            134           135            126             138            132
Illustrative Yield @ Par (30/360)                4.97           4.98          4.99           4.99            5.00           5.00
                                                                                    --------------

Class M-1 to Maturity
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%            125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
Average Life (years)                            19.41          10.37          7.71           6.10            5.45           5.67
First Principal Payment                     5/25/2021      5/25/2010    10/25/2008     10/25/2008       3/25/2009     10/25/2009
Last Principal Payment                      2/25/2030      7/25/2027     4/25/2024      5/25/2021      10/25/2018     10/25/2016
Principal Start (months)                          191             59            40             40              45             52
Principal Window (months)                         106            207           187            152             116             85
Illustrative Yield @ Par (30/360)                5.11           5.11          5.11           5.10            5.10           5.10
                                                                                    --------------

Class M-2 to Maturity
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%            125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
Average Life (years)                            19.40          10.34          7.67           6.03            5.18           4.86
First Principal Payment                     5/25/2021      5/25/2010    10/25/2008      9/25/2008      12/25/2008      3/25/2009
Last Principal Payment                     12/25/2029      7/25/2026     4/25/2023      4/25/2020      11/25/2017     11/25/2015
Principal Start (months)                          191             59            40             39              42             45
Principal Window (months)                         104            195           175            140             108             81
Illustrative Yield @ Par (30/360)                5.41           5.41          5.41           5.40            5.39           5.39
                                                                                    --------------

Class B-1 to Maturity
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%            125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
Average Life (years)                            19.40          10.28          7.62           5.96            5.03           4.56
First Principal Payment                     5/25/2021      5/25/2010    10/25/2008      8/25/2008      10/25/2008     12/25/2008
Last Principal Payment                     10/25/2029      4/25/2025     2/25/2022      1/25/2019      10/25/2016     12/25/2014
Principal Start (months)                          191             59            40             38              40             42
Principal Window (months)                         102            180           161            126              97             73
Illustrative Yield @ Par (30/360)                5.51           5.51          5.51           5.50            5.49           5.48
                                                                                    --------------

Class B-2 to Maturity
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%            125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
Average Life (years)                            19.38          10.23          7.55           5.90            4.94           4.41
First Principal Payment                     5/25/2021      5/25/2010    10/25/2008      8/25/2008       9/25/2008     10/25/2008
Last Principal Payment                      8/25/2029      3/25/2024    10/25/2020     12/25/2017      10/25/2015      1/25/2014
Principal Start (months)                          191             59            40             38              39             40
Principal Window (months)                         100            167           145            113              86             64
Illustrative Yield @ Par (30/360)                4.94           4.96          4.97           4.98            4.99           4.99
                                                                                    --------------

Class B-3 to Maturity
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
% of Pricing Prepayment Assumption           0%             50%           75%           100%            125%           150%
-------------------------------------- --------------- -------------- ------------- -------------- --------------- --------------
Average Life (years)                            19.36          10.17          7.48           5.82            4.87           4.31
First Principal Payment                     5/25/2021      5/25/2010    10/25/2008      7/25/2008       8/25/2008      9/25/2008
Last Principal Payment                      5/25/2029      6/25/2023    11/25/2019      2/25/2017       1/25/2015      6/25/2013
Principal Start (months)                          191             59            40             37              38             39
Principal Window (months)                          97            158           134            104              78             58
Illustrative Yield @ Par (30/360)                5.30           5.32          5.34           5.35            5.35           5.35
                                                                                    --------------

* All information in these tables is based upon a cut-off date of June 1, 2005, a settlement date of June 29, 2005 and collateral as of the Statistical Calculation Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 41 of 49)

Net WAC Rate for Group I

(Spot LIBOR and Prime)

---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
   MONTH             (%)         MONTH             (%)        MONTH            (%)         MONTH            (%)
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     1              10.82          31             9.51           61            9.83           91            9.51
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     2               9.51          32             9.51           62            9.51           92            9.51
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     3               9.51          33            10.17           63            9.51           93           10.53
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     4               9.83          34             9.51           64            9.83           94            9.51
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     5               9.51          35             9.83           65            9.51           95            9.83
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     6               9.83          36             9.51           66            9.83           96            9.51
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     7               9.51          37             9.83           67            9.51           97            9.83
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     8               9.51          38             9.51           68            9.51           98            9.51
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     9              10.53          39             9.51           69           10.53           99            9.51
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     10              9.51          40             9.83           70            9.51           100           9.83
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     11              9.83          41             9.51           71            9.83
---------------- ------------- -------------- ------------- -------------- -------------
     12              9.51          42             9.83           72            9.51
---------------- ------------- -------------- ------------- -------------- -------------
     13              9.83          43             9.51           73            9.83
---------------- ------------- -------------- ------------- -------------- -------------
     14              9.51          44             9.51           74            9.51
---------------- ------------- -------------- ------------- -------------- -------------
     15              9.51          45            10.53           75            9.51
---------------- ------------- -------------- ------------- -------------- -------------
     16              9.83          46             9.51           76            9.83
---------------- ------------- -------------- ------------- -------------- -------------
     17              9.51          47             9.83           77            9.51
---------------- ------------- -------------- ------------- -------------- -------------
     18              9.83          48             9.51           78            9.83
---------------- ------------- -------------- ------------- -------------- -------------
     19              9.51          49             9.83           79            9.51
---------------- ------------- -------------- ------------- -------------- -------------
     20              9.51          50             9.51           80            9.51
---------------- ------------- -------------- ------------- -------------- -------------
     21             10.53          51             9.51           81           10.17
---------------- ------------- -------------- ------------- -------------- -------------
     22              9.51          52             9.83           82            9.51
---------------- ------------- -------------- ------------- -------------- -------------
     23              9.83          53             9.51           83            9.83
---------------- ------------- -------------- ------------- -------------- -------------
     24              9.51          54             9.83           84            9.51
---------------- ------------- -------------- ------------- -------------- -------------
     25              9.83          55             9.51           85            9.83
---------------- ------------- -------------- ------------- -------------- -------------
     26              9.51          56             9.51           86            9.51
---------------- ------------- -------------- ------------- -------------- -------------
     27              9.51          57            10.53           87            9.51
---------------- ------------- -------------- ------------- -------------- -------------
     28              9.83          58             9.51           88            9.83
---------------- ------------- -------------- ------------- -------------- -------------
     29              9.51          59             9.83           89            9.51
---------------- ------------- -------------- ------------- -------------- -------------
     30              9.83          60             9.51           90            9.83
---------------- ------------- -------------- ------------- -------------- -------------

Selected Assumptions:

•	Prepayments = pricing speed
•	1-month LIBOR = 3.16%
•	Prime = 6.00%
•	All information in these tables is based upon a cut-off date of June 1, 2005, a settlement date of June 29, 2005 and collateral as of the Statistical Calculation Date.

          - No assurance can be given that the weighted average net loan rate of Loan Group I for any payment date will be the same as the Net WAC Rate for Group I set forth in this table.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 42 of 49)

Net WAC Rate for Group I

(LIBOR and Prime at 13.00%)

---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
   MONTH             (%)         MONTH             (%)        MONTH            (%)         MONTH            (%)
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     1              10.82          31            16.13           61           16.67           91           16.13
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     2              16.13          32            16.13           62           16.13           92           16.13
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     3              16.13          33            17.25           63           16.13           93           17.86
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     4              16.67          34            16.13           64           16.67           94           16.13
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     5              16.13          35            16.67           65           16.13           95           16.67
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     6              16.67          36            16.13           66           16.67           96           16.13
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     7              16.13          37            16.67           67           16.13           97           16.67
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     8              16.13          38            16.13           68           16.13           98           16.13
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     9              17.86          39            16.13           69           17.86           99           16.13
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     10             16.13          40            16.67           70           16.13           100          16.67
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     11             16.67          41            16.13           71           16.67
---------------- ------------- -------------- ------------- -------------- -------------
     12             16.13          42            16.67           72           16.13
---------------- ------------- -------------- ------------- -------------- -------------
     13             16.67          43            16.13           73           16.67
---------------- ------------- -------------- ------------- -------------- -------------
     14             16.13          44            16.13           74           16.13
---------------- ------------- -------------- ------------- -------------- -------------
     15             16.13          45            17.86           75           16.13
---------------- ------------- -------------- ------------- -------------- -------------
     16             16.67          46            16.13           76           16.67
---------------- ------------- -------------- ------------- -------------- -------------
     17             16.13          47            16.67           77           16.13
---------------- ------------- -------------- ------------- -------------- -------------
     18             16.67          48            16.13           78           16.67
---------------- ------------- -------------- ------------- -------------- -------------
     19             16.13          49            16.67           79           16.13
---------------- ------------- -------------- ------------- -------------- -------------
     20             16.13          50            16.13           80           16.13
---------------- ------------- -------------- ------------- -------------- -------------
     21             17.86          51            16.13           81           17.25
---------------- ------------- -------------- ------------- -------------- -------------
     22             16.13          52            16.67           82           16.13
---------------- ------------- -------------- ------------- -------------- -------------
     23             16.67          53            16.13           83           16.67
---------------- ------------- -------------- ------------- -------------- -------------
     24             16.13          54            16.67           84           16.13
---------------- ------------- -------------- ------------- -------------- -------------
     25             16.67          55            16.13           85           16.67
---------------- ------------- -------------- ------------- -------------- -------------
     26             16.13          56            16.13           86           16.13
---------------- ------------- -------------- ------------- -------------- -------------
     27             16.13          57            17.86           87           16.13
---------------- ------------- -------------- ------------- -------------- -------------
     28             16.67          58            16.13           88           16.67
---------------- ------------- -------------- ------------- -------------- -------------
     29             16.13          59            16.67           89           16.13
---------------- ------------- -------------- ------------- -------------- -------------
     30             16.67          60            16.13           90           16.67
---------------- ------------- -------------- ------------- -------------- -------------

Selected Assumptions:

•	Prepayments = pricing speed
•	1-month LIBOR = 13.00%
•	Prime = 13.00%
•	All information in these tables is based upon a cut-off date of June 1, 2005, a settlement date of June 29, 2005 and collateral as of the Statistical Calculation Date.

        - No assurance can be given that the weighted average net loan rate of Loan Group I for any payment date will be the same as the Net WAC Rate for Group I set forth in this table.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 43 of 49)

Net WAC Rate for Group II

(Spot LIBOR and Prime)

---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
   MONTH             (%)         MONTH             (%)        MONTH            (%)         MONTH            (%)
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     1              10.24          31             8.91           61            9.53           91            9.52
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     2               8.60          32             8.92           62            9.24           92            9.53
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     3               8.61          33             9.55           63            9.25           93           10.56
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     4               8.91          34             8.94           64            9.56           94            9.55
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     5               8.63          35             9.25           65            9.27           95            9.87
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     6               8.93          36             8.96           66            9.58           96            9.56
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     7               8.66          37             9.27           67            9.28           97            9.89
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     8               8.67          38             8.99           68            9.29           98            9.58
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     9               9.61          39             9.00           69           10.30           99            9.59
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     10              8.69          40             9.31           70            9.31           100           9.92
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     11              8.99          41             9.02           71            9.63
---------------- ------------- -------------- ------------- -------------- -------------
     12              8.71          42             9.33           72            9.33
---------------- ------------- -------------- ------------- -------------- -------------
     13              9.01          43             9.04           73            9.66
---------------- ------------- -------------- ------------- -------------- -------------
     14              8.73          44             9.05           74            9.35
---------------- ------------- -------------- ------------- -------------- -------------
     15              8.74          45            10.03           75            9.36
---------------- ------------- -------------- ------------- -------------- -------------
     16              9.04          46             9.07           76            9.69
---------------- ------------- -------------- ------------- -------------- -------------
     17              8.76          47             9.38           77            9.38
---------------- ------------- -------------- ------------- -------------- -------------
     18              9.07          48             9.09           78            9.71
---------------- ------------- -------------- ------------- -------------- -------------
     19              8.78          49             9.40           79            9.40
---------------- ------------- -------------- ------------- -------------- -------------
     20              8.80          50             9.11           80            9.41
---------------- ------------- -------------- ------------- -------------- -------------
     21              9.75          51             9.12           81           10.07
---------------- ------------- -------------- ------------- -------------- -------------
     22              8.82          52             9.43           82            9.43
---------------- ------------- -------------- ------------- -------------- -------------
     23              9.12          53             9.14           83            9.75
---------------- ------------- -------------- ------------- -------------- -------------
     24              8.84          54             9.46           84            9.45
---------------- ------------- -------------- ------------- -------------- -------------
     25              9.14          55             9.16           85            9.77
---------------- ------------- -------------- ------------- -------------- -------------
     26              8.86          56             9.17           86            9.47
---------------- ------------- -------------- ------------- -------------- -------------
     27              8.87          57            10.17           87            9.48
---------------- ------------- -------------- ------------- -------------- -------------
     28              9.18          58             9.19           88            9.80
---------------- ------------- -------------- ------------- -------------- -------------
     29              8.89          59             9.51           89            9.50
---------------- ------------- -------------- ------------- -------------- -------------
     30              9.20          60             9.22           90            9.82
---------------- ------------- -------------- ------------- -------------- -------------

Selected Assumptions:

•	Prepayments = pricing speed
•	1-month LIBOR = 3.16%
•	6-Month LIBOR = 3.53%
•	Prime = 6.00%
•	All information in these tables is based upon a cut-off date of June 1, 2005, a settlement date of June 29, 2005 and collateral as of the Statistical Calculation Date.

        - No assurance can be given that the weighted average net loan rate of Loan Group II for any payment date will be the same as the Net WAC Rate for Group II set forth in this table.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 44 of 49)

Net WAC Rate for Group II

(LIBOR and Prime at 13.00%)

---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
   MONTH             (%)         MONTH             (%)        MONTH            (%)         MONTH            (%)
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     1              10.24          31             8.91           61            9.63           91            9.60
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     2               8.60          32             8.92           62            9.33           92            9.61
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     3               8.61          33             9.55           63            9.34           93           10.65
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     4               8.91          34             8.94           64            9.66           94            9.63
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     5               8.63          35             9.25           65            9.36           95            9.96
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     6               8.93          36             8.96           66            9.68           96            9.64
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     7               8.66          37             9.27           67            9.38           97            9.98
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     8               8.67          38             8.99           68            9.39           98            9.66
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     9               9.61          39             9.00           69           10.40           99            9.67
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     10              8.69          40             9.31           70            9.40           100          10.00
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     11              8.99          41             9.02           71            9.73
---------------- ------------- -------------- ------------- -------------- -------------
     12              8.71          42             9.33           72            9.42
---------------- ------------- -------------- ------------- -------------- -------------
     13              9.01          43             9.04           73            9.75
---------------- ------------- -------------- ------------- -------------- -------------
     14              8.73          44             9.05           74            9.44
---------------- ------------- -------------- ------------- -------------- -------------
     15              8.74          45            10.03           75            9.45
---------------- ------------- -------------- ------------- -------------- -------------
     16              9.04          46             9.07           76            9.78
---------------- ------------- -------------- ------------- -------------- -------------
     17              8.76          47             9.38           77            9.47
---------------- ------------- -------------- ------------- -------------- -------------
     18              9.07          48             9.09           78            9.80
---------------- ------------- -------------- ------------- -------------- -------------
     19              8.78          49             9.40           79            9.49
---------------- ------------- -------------- ------------- -------------- -------------
     20              8.80          50             9.11           80            9.50
---------------- ------------- -------------- ------------- -------------- -------------
     21              9.75          51             9.12           81           10.16
---------------- ------------- -------------- ------------- -------------- -------------
     22              8.82          52             9.43           82            9.52
---------------- ------------- -------------- ------------- -------------- -------------
     23              9.12          53             9.14           83            9.84
---------------- ------------- -------------- ------------- -------------- -------------
     24              8.84          54             9.46           84            9.53
---------------- ------------- -------------- ------------- -------------- -------------
     25              9.14          55             9.16           85            9.86
---------------- ------------- -------------- ------------- -------------- -------------
     26              8.86          56             9.17           86            9.55
---------------- ------------- -------------- ------------- -------------- -------------
     27              8.87          57            10.17           87            9.56
---------------- ------------- -------------- ------------- -------------- -------------
     28              9.18          58             9.19           88            9.89
---------------- ------------- -------------- ------------- -------------- -------------
     29              8.89          59             9.60           89            9.58
---------------- ------------- -------------- ------------- -------------- -------------
     30              9.20          60             9.31           90            9.91
---------------- ------------- -------------- ------------- -------------- -------------

Selected Assumptions:

•	Prepayments = pricing speed
•	1-month LIBOR = 13.00%
•	6-Month LIBOR = 13.00%
•	Prime = 13.00%
•	All information in these tables is based upon a cut-off date of June 1, 2005, a settlement date of June 29, 2005 and collateral as of the Statistical Calculation Date.

          - No assurance can be given that the weighted average net loan rate of Loan Group II for any payment date will be the same as the Net WAC Rate for Group II set forth in this table.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 45 of 49)

Net WAC Rate for Total Mortgage Loans

(Spot LIBOR and Prime)

---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
   MONTH             (%)         MONTH             (%)        MONTH            (%)         MONTH            (%)
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     1              10.37          31             8.99           61            9.56           91            9.52
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     2               8.79          32             9.00           62            9.26           92            9.53
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     3               8.80          33             9.63           63            9.27           93           10.56
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     4               9.10          34             9.02           64            9.59           94            9.54
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     5               8.81          35             9.33           65            9.28           95            9.87
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     6               9.11          36             9.03           66            9.60           96            9.56
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     7               8.82          37             9.34           67            9.30           97            9.89
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     8               8.83          38             9.05           68            9.31           98            9.58
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     9               9.78          39             9.06           69           10.32           99            9.59
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     10              8.84          40             9.37           70            9.33           100           9.92
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     11              9.15          41             9.08           71            9.65
---------------- ------------- -------------- ------------- -------------- -------------
     12              8.86          42             9.39           72            9.35
---------------- ------------- -------------- ------------- -------------- -------------
     13              9.16          43             9.09           73            9.67
---------------- ------------- -------------- ------------- -------------- -------------
     14              8.87          44             9.10           74            9.36
---------------- ------------- -------------- ------------- -------------- -------------
     15              8.88          45            10.08           75            9.37
---------------- ------------- -------------- ------------- -------------- -------------
     16              9.18          46             9.12           76            9.69
---------------- ------------- -------------- ------------- -------------- -------------
     17              8.89          47             9.43           77            9.39
---------------- ------------- -------------- ------------- -------------- -------------
     18              9.19          48             9.13           78            9.71
---------------- ------------- -------------- ------------- -------------- -------------
     19              8.90          49             9.45           79            9.41
---------------- ------------- -------------- ------------- -------------- -------------
     20              8.91          50             9.15           80            9.42
---------------- ------------- -------------- ------------- -------------- -------------
     21              9.87          51             9.16           81           10.08
---------------- ------------- -------------- ------------- -------------- -------------
     22              8.93          52             9.47           82            9.44
---------------- ------------- -------------- ------------- -------------- -------------
     23              9.23          53             9.18           83            9.76
---------------- ------------- -------------- ------------- -------------- -------------
     24              8.94          54             9.49           84            9.45
---------------- ------------- -------------- ------------- -------------- -------------
     25              9.25          55             9.19           85            9.78
---------------- ------------- -------------- ------------- -------------- -------------
     26              8.96          56             9.20           86            9.47
---------------- ------------- -------------- ------------- -------------- -------------
     27              8.96          57            10.20           87            9.48
---------------- ------------- -------------- ------------- -------------- -------------
     28              9.27          58             9.22           88            9.81
---------------- ------------- -------------- ------------- -------------- -------------
     29              8.98          59             9.54           89            9.50
---------------- ------------- -------------- ------------- -------------- -------------
     30              9.29          60             9.24           90            9.82
---------------- ------------- -------------- ------------- -------------- -------------

Selected Assumptions:

•	Prepayments = pricing speed
•	1-month LIBOR = 3.16%
•	6-Month LIBOR = 3.53%
•	Prime = 6.00%
•	All information in these tables is based upon a cut-off date of June 1, 2005, a settlement date of June 29, 2005 and collateral as of the Statistical Calculation Date.

        - No assurance can be given that the weighted average net loan rate of the mortgage loans for any payment date will be the same as the Net WAC Rate for Total Mortgage Loans set forth in this table.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 46 of 49)

Net WAC Rate for Total Mortgage Loans

(LIBOR and Prime at 13.00%)

---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
   MONTH             (%)         MONTH             (%)        MONTH            (%)         MONTH            (%)
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     1              10.37          31             9.91           61           10.23           91            9.94
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     2              10.22          32             9.90           62            9.90           92            9.95
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     3              10.20          33            10.58           63            9.90           93           11.02
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     4              10.52          34             9.89           64           10.23           94            9.95
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     5              10.16          35            10.22           65            9.90           95           10.29
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     6              10.48          36             9.88           66           10.23           96            9.96
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     7              10.13          37            10.21           67            9.90           97           10.30
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     8              10.12          38             9.87           68            9.90           98            9.97
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     9              11.19          39             9.87           69           10.96           99            9.97
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     10             10.09          40            10.19           70            9.90           100          10.31
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     11             10.42          41             9.86           71           10.23
---------------- ------------- -------------- ------------- -------------- -------------
     12             10.07          42            10.18           72            9.91
---------------- ------------- -------------- ------------- -------------- -------------
     13             10.40          43             9.85           73           10.24
---------------- ------------- -------------- ------------- -------------- -------------
     14             10.05          44             9.85           74            9.91
---------------- ------------- -------------- ------------- -------------- -------------
     15             10.04          45            10.90           75            9.91
---------------- ------------- -------------- ------------- -------------- -------------
     16             10.36          46             9.84           76           10.24
---------------- ------------- -------------- ------------- -------------- -------------
     17             10.02          47            10.17           77            9.91
---------------- ------------- -------------- ------------- -------------- -------------
     18             10.34          48             9.84           78           10.24
---------------- ------------- -------------- ------------- -------------- -------------
     19             10.00          49            10.16           79            9.91
---------------- ------------- -------------- ------------- -------------- -------------
     20              9.99          50             9.83           80            9.92
---------------- ------------- -------------- ------------- -------------- -------------
     21             11.05          51             9.83           81           10.60
---------------- ------------- -------------- ------------- -------------- -------------
     22              9.97          52            10.15           82            9.92
---------------- ------------- -------------- ------------- -------------- -------------
     23             10.30          53             9.82           83           10.25
---------------- ------------- -------------- ------------- -------------- -------------
     24              9.96          54            10.15           84            9.92
---------------- ------------- -------------- ------------- -------------- -------------
     25             10.28          55             9.82           85           10.26
---------------- ------------- -------------- ------------- -------------- -------------
     26              9.94          56             9.82           86            9.93
---------------- ------------- -------------- ------------- -------------- -------------
     27              9.94          57            10.87           87            9.93
---------------- ------------- -------------- ------------- -------------- -------------
     28             10.26          58             9.82           88           10.27
---------------- ------------- -------------- ------------- -------------- -------------
     29              9.92          59            10.23           89            9.94
---------------- ------------- -------------- ------------- -------------- -------------
     30             10.25          60             9.91           90           10.27
---------------- ------------- -------------- ------------- -------------- -------------

Selected Assumptions:

•	Prepayments = pricing speed
•	1-month LIBOR = 13.00%
•	6-Month LIBOR = 13.00%
•	Prime = 13.00%
•	All information in these tables is based upon a cut-off date of June 1, 2005, a settlement date of June 29, 2005 and collateral as of the Statistical Calculation Date.

          - No assurance can be given that the weighted average net loan rate of the mortgage loans for any payment date will be the same as the Net WAC Rate for Total Mortgage Loans set forth in this table.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 47 of 49)

Excess Spread Before Losses

(Spot LIBOR and Prime)

---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
   MONTH             (%)         MONTH             (%)        MONTH            (%)         MONTH            (%)
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     1               4.40          31             4.44           61            5.14           91            5.42
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     2               4.20          32             4.45           62            5.13           92            5.43
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     3               4.23          33             4.50           63            5.14           93            5.50
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     4               4.31          34             4.47           64            5.16           94            5.45
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     5               4.28          35             4.51           65            5.16           95            5.48
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     6               4.36          36             4.50           66            5.18           96            5.47
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     7               4.32          37             4.53           67            5.17           97            5.50
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     8               4.34          38             4.44           68            5.18           98            5.49
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     9               4.51          39             4.47           69            5.25           99            5.50
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     10              4.37          40             4.51           70            5.20           100           5.54
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
     11              4.42          41             4.52           71            5.23
---------------- ------------- -------------- ------------- -------------- -------------
     12              4.38          42             4.56           72            5.22
---------------- ------------- -------------- ------------- -------------- -------------
     13              4.43          43             4.56           73            5.25
---------------- ------------- -------------- ------------- -------------- -------------
     14              4.38          44             4.58           74            5.24
---------------- ------------- -------------- ------------- -------------- -------------
     15              4.39          45             4.65           75            5.25
---------------- ------------- -------------- ------------- -------------- -------------
     16              4.43          46             4.60           76            5.28
---------------- ------------- -------------- ------------- -------------- -------------
     17              4.39          47             4.63           77            5.27
---------------- ------------- -------------- ------------- -------------- -------------
     18              4.42          48             4.62           78            5.30
---------------- ------------- -------------- ------------- -------------- -------------
     19              4.39          49             4.65           79            5.29
---------------- ------------- -------------- ------------- -------------- -------------
     20              4.39          50             4.64           80            5.30
---------------- ------------- -------------- ------------- -------------- -------------
     21              4.48          51             4.65           81            5.35
---------------- ------------- -------------- ------------- -------------- -------------
     22              4.38          52             4.68           82            5.32
---------------- ------------- -------------- ------------- -------------- -------------
     23              4.41          53             4.67           83            5.35
---------------- ------------- -------------- ------------- -------------- -------------
     24              4.38          54             4.69           84            5.34
---------------- ------------- -------------- ------------- -------------- -------------
     25              4.40          55             4.68           85            5.37
---------------- ------------- -------------- ------------- -------------- -------------
     26              4.37          56             4.69           86            5.36
---------------- ------------- -------------- ------------- -------------- -------------
     27              4.38          57             4.76           87            5.37
---------------- ------------- -------------- ------------- -------------- -------------
     28              4.42          58             4.72           88            5.40
---------------- ------------- -------------- ------------- -------------- -------------
     29              4.41          59             4.76           89            5.39
---------------- ------------- -------------- ------------- -------------- -------------
     30              4.44          60             4.75           90            5.42
---------------- ------------- -------------- ------------- -------------- -------------

Selected Assumptions:

•	Prepayments = pricing speed
•	1-month LIBOR = 3.16%
•	6-Month LIBOR = 3.53%
•	Prime = 6.00%
•	All information in these tables is based upon a cut-off date of June 1, 2005, a settlement date of June 29, 2005 and collateral as of the Statistical Calculation Date.

          - No assurance can be given that the excess spread generated by the mortgage loans will be equal to or greater than the amount of Excess Spread Before Losses set forth in this table.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 48 of 49)

Excess Spread Before Losses

(Forward Curves)

---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
   MONTH             (%)         MONTH             (%)        MONTH            (%)         MONTH            (%)
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
       1             4.40           31            4.42           61            5.10           91            5.29
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
       2             4.14           32            4.43           62            5.08           92            5.29
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
       3             4.12           33            4.49           63            5.09           93            5.38
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
       4             4.18           34            4.46           64            5.12           94            5.31
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
       5             4.11           35            4.49           65            5.10           95            5.34
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
       6             4.19           36            4.48           66            5.13           96            5.32
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
       7             4.15           37            4.52           67            5.11           97            5.36
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
       8             4.17           38            4.42           68            5.12           98            5.34
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
       9             4.38           39            4.45           69            5.20           99            5.35
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
      10             4.22           40            4.50           70            5.14           100           5.38
---------------- ------------- -------------- ------------- -------------- ------------- -------------- -------------
      11             4.28           41            4.50           71            5.17
---------------- ------------- -------------- ------------- -------------- -------------
      12             4.23           42            4.54           72            5.15
---------------- ------------- -------------- ------------- -------------- -------------
      13             4.29           43            4.53           73            5.18
---------------- ------------- -------------- ------------- -------------- -------------
      14             4.24           44            4.55           74            5.17
---------------- ------------- -------------- ------------- -------------- -------------
      15             4.25           45            4.63           75            5.18
---------------- ------------- -------------- ------------- -------------- -------------
      16             4.31           46            4.56           76            5.21
---------------- ------------- -------------- ------------- -------------- -------------
      17             4.27           47            4.60           77            5.19
---------------- ------------- -------------- ------------- -------------- -------------
      18             4.32           48            4.58           78            5.22
---------------- ------------- -------------- ------------- -------------- -------------
      19             4.28           49            4.61           79            5.20
---------------- ------------- -------------- ------------- -------------- -------------
      20             4.29           50            4.60           80            5.21
---------------- ------------- -------------- ------------- -------------- -------------
      21             4.42           51            4.61           81            5.27
---------------- ------------- -------------- ------------- -------------- -------------
      22             4.31           52            4.64           82            5.23
---------------- ------------- -------------- ------------- -------------- -------------
      23             4.36           53            4.62           83            5.26
---------------- ------------- -------------- ------------- -------------- -------------
      24             4.33           54            4.65           84            5.24
---------------- ------------- -------------- ------------- -------------- -------------
      25             4.37           55            4.63           85            5.27
---------------- ------------- -------------- ------------- -------------- -------------
      26             4.36           56            4.64           86            5.25
---------------- ------------- -------------- ------------- -------------- -------------
      27             4.37           57            4.73           87            5.26
---------------- ------------- -------------- ------------- -------------- -------------
      28             4.41           58            4.67           88            5.29
---------------- ------------- -------------- ------------- -------------- -------------
      29             4.39           59            4.72           89            5.27
---------------- ------------- -------------- ------------- -------------- -------------
      30             4.43           60            4.71           90            5.31
---------------- ------------- -------------- ------------- -------------- -------------

Selected Assumptions:

•	Prepayments = pricing speed
•	1-month LIBOR = forward curve
•	6-Month LIBOR = forward curve
•	Prime = forward curve
•	All information in these tables is based upon a cut-off date of June 1, 2005, a settlement date of June 29, 2005 and collateral as of the Statistical Calculation Date.

        - No assurance can be given that the excess spread generated by the mortgage loans will be equal to or greater than the amount of Excess Spread Before Losses set forth in this table.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2005-1
Computational Materials: Preliminary Term Sheet (Page 49 of 49)

Contacts

MBS Trading

Scott Eichel Sr. Managing Director Chris Scott Sr. Managing Director Jamey Fagas Managing Director Principal	Tel: (212) 272-5451 seichel@bear.com Tel: (212) 272-5451 cscott@bear.com Tel: (212) 272-5451 jfagas@bear.com

MBS Structuring & Loss Scenarios

Thomas Durkin Vice-President	Tel: (212) 272-3023 tdurkin@bear.com

MBS Banking

Jonathan Lieberman Sr. Managing Director Jeff Maggard Managing Director Andrew Jacobs Analyst	Tel: (212)272-2703 jlieberman@bear.com Tel: (212) 272-9457 jmaggard@bear.com Tel: (212) 272-5221 abjacobs@bear.com

Syndicate

Carol Fuller Managing Director Angela Ward Vice-President	Tel: (212) 272-4955 cfuller@bear.com Tel: (212) 272-4955 award@bear.com

Rating Agencies

Julianna Lee - Fitch Carlos Maymi - Moody's	Tel: (212) 908-0285 julianna.lee@fitchratings.com Tel: (201) 915-8736 carlos.maymi@moodys.com

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.